UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-23299
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OFS Credit Company, Inc.
(Exact name of registrant as specified in charter)
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10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Address of principal executive offices)
Bilal Rashid
Chief Executive Officer
OFS Credit Company, Inc.
10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Name and address of agent for service)
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Registrant’s telephone number, including area code: (847) 734-2000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2021

Item 1. Report to Stockholders

The Company's Annual Report to stockholders for the year ended October 31, 2021 is filed herewith.

OFS CREDIT

OFS Credit Company, Inc.

Annual Report 2021

NASDAQ Symbols: OCCI | OCCIO | OCCIN

OFS CREDIT COMPANY, INC.

TABLE OF CONTENTS - ANNUAL REPORT

December 14, 2021

To Our Stockholders:

For the twelve-months ended October 31, 2021, shares of common stock of OFS Credit Company, Inc. ("OFS Credit" or the "Company") generated a total return based on market value of approximately 61%. The rebound in the market value of our common stock over the last year allowed us to raise net proceeds of approximately $48.7 million from the sale of common stock at or above net asset value. We believe that the increased scale allows us to further diversify the portfolio, reduce corporate overhead as a percentage of investment income, improve our common stock's trading liquidity and lower our cost of financing. On December 8, 2021, we closed an underwritten public offering of 1,220,000 shares of 5.25% Series E Term Preferred Stock at a public offering price of $25.00 per share, raising $30.5 million in gross proceeds. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 180,000 shares of Series E Preferred Stock on the same terms and conditions to cover overallotments, if any. A portion of the proceeds were used to redeem our 6.875% Series A Preferred Stock and grow the portfolio.
On December 2, 2021, we announced a $0.55 per share quarterly distribution for common stockholders for the quarter ending January 31, 2022. The quarterly distribution equates to an approximately $2.20 annualized distribution rate of which $2.04, based on our prior year net investment income, represents return of capital.
The distribution will be paid in cash or shares of our common stock at the election of stockholders. The total amount of cash distributed to all stockholders will be limited to 20% of the total distribution to be paid, excluding any cash paid for fractional shares. The remainder of the distribution (approximately 80%) will be paid in the form of shares of our common stock. The exact distribution of cash and stock to any given stockholder will be dependent upon that stockholder's election as well as elections of other stockholders, subject to the pro-rata limitation.
We believe that this cash and stock distribution rate will allow OFS Credit to strengthen its balance sheet, improve scale and to be in position to capitalize on potential future investment opportunities.
Also, as of October 31, 2021, the total fair value of our investment portfolio was $149.7 million. The investment portfolio is comprised of 54 CLO equity tranche investments, three CLO mezzanine tranche investments and one loan accumulation facility. Our portfolio has 50 CLO equity tranches with reinvestment periods ending in 2022 or beyond. We have focused on investing in CLO equity securities with longer reinvestment periods in order to take advantage of market volatility and maximize our cash flows. We believe a longer reinvestment period provides collateral managers with more flexibility to maximize cash flows by reinvesting loan repayments into new loans, potentially at discounted levels with higher yields and to reposition the portfolio to adapt to changing market conditions (thus potentially increasing returns over the long run).
Our investment adviser, OFS Capital Management, LLC, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, as of September 30, 2021, had approximately $2.8 billion of committed assets under management. We believe our adviser is uniquely positioned to manage the Company given its expertise in both investing in structured credit (CLO equity and subordinated debt tranches) and managing CLOs, which entails underwriting corporate loans in the broadly syndicated loan market. We believe that our commitment to strong, long-term performance of OFS Credit is aligned with the interests of our investment adviser who, together with other insiders, owns approximately 7.8% of the Company’s common stock.
We want to assure you that we are working diligently to manage the portfolio with our primary goal of generating current income on behalf of our stakeholders during this time of volatility. We look forward to continuing this dialogue with you over the coming weeks and months, and appreciate your continued support.

Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding our performance during the year ended October 31, 2021. The views and opinions in this letter were current as of October 31, 2021. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties, including: the increase in the Company's scale and how that scale may facilitate further diversity in the Company's portfolio, reduce corporate overhead as a percentage of investment income, improve trading liquidity or lower the Company's cost of financing; the belief that the cash and stock distribution will allow the Company to strengthen its balance sheet and to be in position to capitalize on potential future investment opportunities, when there can be no assurance either will occur; the belief that longer reinvestment periods provide collateral managers with flexibility to maximize cash flows by reinvesting loan repayments and reposition their portfolios to adapt to changing market conditions; the expertise of the Company's adviser; and the Company's commitment to strong, long-term performance and the alignment of that performance to the ownership of the Company's common stock by affiliated parties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. We undertake no duty to update any forward-looking statement made herein.
[Not Part of the Annual Report]

Important Information
This report is transmitted to the stockholders of OFS Credit Company, Inc. (“we,” “us,” “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).
An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of October 31, 2021. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About OFS Credit Company, Inc.
The Company is a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” Our investment adviser is OFS Capital Management, LLC, which we refer to as “OFS Advisor” or the “Advisor.” Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, we will invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which we intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80%, we may also invest in other securities and instruments that are related to these investments or that OFS Advisor believes are consistent with our investment objectives, including senior debt tranches of CLOs, and loan accumulation facilities. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between three and six times prior to a CLO’s pricing. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments.

Forward-Looking Statements
This report contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
•our future operating results;
•our business prospects and the prospects of a CLO vehicle’s portfolio companies;
•the impact of interest and inflation rates on our business prospects and the prospects of a CLO vehicle’s portfolio companies;
•expectation that the Company will recognize a loss on extinguishment of debt related to the charge-off of deferred borrowing costs upon redemption of shares;
•our operating policy, investment strategy and their impact on the CLO vehicles in which we invest;

•the dependence of our future success on financial institutions and the general economy and their impact on the industries in which we invest;
•the expertise of our Advisor;
•the ability of a CLO vehicle’s portfolio companies to achieve their objectives;
•our expected financings and investments;
•the impact of the global coronavirus (“COVID-19”) pandemic and related changes in base interest rates and significant market volatility on our business, our portfolio investments, our industry and the global economy;
•the belief that the risk of loss related to the Company's cash deposits is minimal;
•the ultimate realization of estimated effective yield and investment cost;
•the redemption of the outstanding shares of 6.875% Series A Term Preferred Stock, 6.60% Series B Term Preferred Stock, 6.125% Series C Term Preferred Stock, 6.00% Series D Term Preferred Stock or 5.25% Series E Term Preferred Stock;
•the potential significant difference in fair value of the investments from the values that would have been used had ready market or observable inputs existed for such investments or from the values that may ultimately be received or settled;
•the realization of significantly less than the value at which a portfolio investment had previously been recorded if the Company were to required to liquidate such investment in a forced or liquidation sale;
•the belief that the carrying amounts of our financial instruments, such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk;
•the belief that certain rating agencies provide broader rating coverage across underlying loan portfolios;
•the impact of the transition away from LIBOR to any one the various alternative reference rates, including SOFR; and
•the timing of cash flows, if any, from our investments.
Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to make new investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this report should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Summary Risk Factors” in this report. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including Annual and Semi-Annual Reports on Form N-CSR and monthly portfolio investments reports filed on Form N-PORT for the third month of each of our fiscal quarters.

OFS Credit Company, Inc.
Summary of Certain Portfolio Characteristics (unaudited)
As of October 31, 2021

The information below is presented on a look–through basis to the portfolios of the CLO investments held by the Company as of October 31, 2021, and reflects the aggregate underlying exposure of the combined portfolio of those investments. The data is estimated and unaudited and is derived from third party sources based on reported information available as of October 31, 2021.

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO investments reported as of October 31, 2021, are provided below:		The top ten underlying obligors on a look-through basis to the Company’s CLO investments reported as of October 31, 2021, are provided below:

Top 10 Industries of Underlying Obligors		Top 10 Underlying Obligors
Moody's Industry Name	% of Total	Obligor	% of Total
Healthcare & Pharmaceuticals	11.1%	Asurion	0.7%
High Tech Industries	10.2%	TransDigm	0.6%
Services: Business	9.0%	Altice Sfrfp	0.6%
Banking, Finance, Insurance & Real Estate	8.3%	CenturyLink	0.6%
Media: Broadcasting & Subscription	5.1%	McAfee	0.5%
Chemicals, Plastics & Rubber	4.6%	Cablevision Systems	0.5%
Hotel, Gaming & Leisure	4.4%	American Airlines	0.4%
Construction & Building	4.1%	Peraton	0.4%
Telecommunications	4.1%	Virgin Media	0.4%
Services: Consumers	3.7%	Univision Communications	0.4%
Total	64.6%	Total	5.1%

OFS Credit Company, Inc.
Summary of Certain Portfolio Characteristics (unaudited)
As of October 31, 2021

The credit ratings distribution of the underlying obligors on a look-through basis to the portfolios of the Company’s CLO investments and other unrated investments reported as of October 31, 2021 is provided below:

S&P Rating Distribution of Underlying Obligors (1)

Percentage
40
30
20
10
0
BBB+
BBB
BBB-
BB+
BB
BB-
B+
B
B-
CCC+
CCC
CCC-
CC
C
D
NR
S&P Rating

(1) CLO indentures commonly require rating of the underlying collateral by nationally recognized rating agencies. Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” for comparison and informational purposes. This data represents underlying portfolio characteristics of the Company’s CLO equity portfolio. We have presented the S&P ratings of the underlying collateral of the CLO vehicles in which we are invested at October 31, 2021 because we believe S&P generally provides broader rating coverage across the underlying loan portfolios. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com), which is not part of, or incorporated by reference in, this Annual Report.

The maturity distribution of the underlying obligors on a look-through basis to the portfolios of the Company’s CLO investments and other unrated investments reported as of October 31, 2021 is provided below:

Maturity Distribution of Underlying Obligors
Percentage
30
25
20
15
10
5
0
2021
2022
2023
2024
2025
2026
2027
2028
2029
Maturity Year

OFS Credit Company, Inc.
Statement of Assets and Liabilities
October 31, 2021

Assets:
Investments at fair value (amortized cost of $156,783,483)	$149,674,972
Cash	14,995,759
Interest receivable	289,205
Other assets	249,092
Total assets	165,209,028

Liabilities:
Preferred stock (net of deferred debt issuance costs of $1,291,160)	49,025,340
Payable to adviser and affiliates	2,006,746
Payable for investment purchased	5,898,563
Accrued professional fees	133,065
Other liabilities	44,319
Total liabilities	57,108,033

Commitments and contingencies (Note 5)

Net assets	$108,100,995

Net assets consists of:
Common stock, par value of $0.001 per share; 90,000,000 shares authorized and 7,719,307, shares issued and outstanding as of October 31, 2021	$7,719
Paid-in capital in excess of par	96,350,022
Total distributable earnings	11,743,254
Total net assets	$108,100,995

Net asset value per share	$14.00

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Operations
Year Ended October 31, 2021

Investment income:
Interest income	$15,552,432

Operating expenses:
Interest expense	2,719,542
Management fees	2,218,509
Incentive fees	1,448,402
Administration fees	1,204,051
Professional fees	761,724
Board of directors fees	180,000
Other expenses	516,210
Total operating expenses	9,048,438

Net investment income	6,503,994

Net realized and unrealized gain on investments:
Net unrealized appreciation on investments	13,804,716
Net realized and unrealized gain on investments	13,804,716

Net increase in net assets resulting from operations	$20,308,710

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statements of Changes in Net Assets

	Years Ended October 31,
	2021	2020
Changes in net assets resulting from operations:
Net investment income	$6,503,994	$5,108,532
Net unrealized appreciation (depreciation) on investments	13,804,716	(8,785,474)
Net increase (decrease) in net assets resulting from operations	20,308,710	(3,676,942)

Distributions paid to common stockholders:
Common stock distributions from net investment income	(826,765)	(3,846,141)
Common stock distributions from return of capital	(10,345,650)	(2,861,082)
Distributions paid to common stockholders	(11,172,415)	(6,707,223)

Capital share transactions:
Proceeds from sale of common stock, net of offering costs	48,551,241	2,787,722
Common stock issued in connection with dividend reinvestment plan	—	100,616
Common stock issued from reinvestment of stockholder distributions	8,937,851	3,116,127
Net increase in net assets resulting from capital transactions	57,489,092	6,004,465

Net increase (decrease) in net assets	66,625,387	(4,379,700)

Net assets at the beginning of the year	41,475,608	45,855,308
Net assets at the end of the year	$108,100,995	$41,475,608

Capital share transactions:
Common stock shares outstanding at the beginning of the year	3,580,663	3,061,858
Sale of common stock shares	3,499,258	173,498
Common stock issued in connection with dividend reinvestment plan	—	9,473
Common stock issued from reinvestment of stockholder distributions	639,386	335,834
Common stock shares outstanding at the end of the year	7,719,307	3,580,663

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Cash Flows
Year Ended October 31, 2021

Cash flows from operating activities:
Net increase in net assets resulting from operations	$20,308,710
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net unrealized appreciation on investments	(13,804,716)
Amortization of debt issuance costs	284,922
Amortization of original issuance discount	(3,082)
Accretion of interest income on Structured Finance Notes	(14,107,203)
Purchase of portfolio investments	(117,597,920)
Distributions from portfolio investments	21,707,163
Proceeds from the sale or repayment of portfolio investments	31,016,378
Changes in operating assets and liabilities:
Interest receivable	(289,205)
Other assets	51,336
Due to adviser and affiliates	908,335
Accrued professional fees	(58,310)
Payable for investment purchased	5,898,563
Other liabilities	(33,062)
Net cash used in operating activities	(65,718,091)

Cash flows from financing activities:
Proceeds from issuance of preferred stock, net of deferred offering costs	28,019,803
Proceeds from issuance of common stock, net of deferred offering costs	48,663,657
Payment of deferred offering costs	(182,108)
Distributions paid to common stockholders	(2,234,564)
Net cash provided by financing activities	74,266,788

Net increase in cash	8,548,697
Cash at the beginning of the year	6,447,062
Cash at the end of the year	$14,995,759

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$2,438,691
Distributions of common stock	8,937,851

See Notes to Financial Statements.

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2021

Company and Investment (1)(7)	Effective Yield (3)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (5)	Percent of Net Assets
Structured Finance Notes (2)
Allegro CLO VII, Ltd.
Subordinated Notes	8.13%	2/14/2019	6/13/2031	$3,100,000	$2,113,533	$1,734,848	1.6%

Allegro CLO 2021-2, Ltd.
Subordinated Notes	15.29%	8/23/2021	10/15/2034	5,000,000	4,107,674	4,311,180	4.0

Anchorage Capital CLO 1-R Ltd.
Subordinated Notes	15.95%	10/5/2018	4/13/2031	2,100,000	1,526,545	1,566,470	1.4

Apex Credit CLO 2020 Ltd.
Subordinated Notes	10.20%	11/16/2020	10/20/2031	6,170,000	5,090,256	5,096,960	4.6

Apex Credit CLO 2021 Ltd.
Subordinated Notes	14.53%	5/28/2021	7/18/2034	7,140,000	6,305,486	6,115,412	5.7

Atlas Senior Loan Fund IX Ltd.
Subordinated Notes (4) (6)	0.00%	10/5/2018	4/20/2028	1,200,000	502,370	279,409	0.3

Atlas Senior Loan Fund X Ltd.
Subordinated Notes	5.30%	10/5/2018	1/15/2031	5,000,000	2,743,556	1,782,155	1.6

Atlas Senior Loan Fund XVII, Ltd.
Subordinated Notes	15.68%	9/20/2021	10/20/2034	6,000,000	4,835,053	4,800,000	4.4

Battalion CLO IX Ltd.
Income Notes	17.53%	10/10/2018	7/15/2031	1,079,022	689,467	642,209	0.6
Subordinated Notes	17.53%	10/10/2018	7/15/2031	1,770,978	1,131,525	1,054,045	1.0
				2,850,000	1,820,992	1,696,254	1.6

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2021

Company and Investment (1)(7)	Effective Yield (3)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (5)	Percent of Net Assets
Battalion CLO XI Ltd.
Subordinated Notes	21.20%	3/20/2019	10/24/2029	$5,000,000	$4,047,279	$4,470,647	4.1%

Battalion CLO XIX Ltd.
Subordinated Notes	22.33%	3/16/2021	4/15/2034	5,000,000	3,023,627	3,650,782	3.4

BlueMountain Fuji U.S. CLO III, Ltd.
Subordinated Notes	18.69%	9/18/2019	1/15/2030	3,701,700	2,565,744	2,544,779	2.4

Crown Point CLO 4 Ltd.
Subordinated Notes	11.42%	3/22/2019	4/20/2031	5,000,000	3,649,362	2,838,197	2.6

Dryden 30 Senior Loan Fund
Subordinated Notes	26.17%	10/5/2018	11/15/2028	1,000,000	361,516	376,565	0.3

Dryden 38 Senior Loan Fund
Subordinated Notes	12.33%	10/5/2018	7/15/2030	2,600,000	1,553,102	1,464,741	1.4

Dryden 41 Senior Loan Fund
Subordinated Notes	13.58%	10/5/2018	4/15/2031	2,600,000	1,326,921	1,241,187	1.1

Dryden 53 CLO, Ltd.
Income Notes	16.80%	10/5/2018	1/15/2031	3,200,000	2,066,253	2,001,835	1.9
Subordinated Notes	20.50%	10/1/2019	1/15/2031	500,000	302,309	312,787	0.3
				3,700,000	2,368,562	2,314,622	2.2
Dryden 60 CLO, Ltd.
Subordinated Notes	15.11%	4/23/2021	7/15/2031	5,950,000	4,743,432	4,793,133	4.4

Dryden 76 CLO, Ltd.
Subordinated Notes	15.73%	9/27/2019	10/20/2032	2,250,000	1,689,851	1,838,155	1.7

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2021

Company and Investment (1)(7)	Effective Yield (3)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (5)	Percent of Net Assets
Dryden 87 CLO, Ltd.
Subordinated Notes	15.86%	6/2/2021	5/20/2034	$5,000,000	$4,576,340	$4,594,606	4.3%

Dryden 95 CLO, Ltd.
Subordinated Notes	14.54%	7/29/2021	8/20/2034	6,000,000	5,213,846	5,321,513	4.9

Elevation CLO 2017-7, Ltd.
Subordinated Notes	10.50%	10/5/2018	7/15/2030	4,750,000	2,933,805	2,497,364	2.3

Elevation CLO 2017-8, Ltd.
Subordinated Notes	6.29%	10/5/2018	10/25/2030	2,000,000	1,183,461	923,183	0.9

Elevation CLO 2021-12, Ltd.
Subordinated Notes	18.10%	5/26/2021	4/20/2032	3,500,000	2,506,125	2,593,145	2.4

Elevation CLO 2021-13
Subordinated Notes	16.46%	6/9/2021	7/15/2034	6,026,765	5,028,848	5,253,026	4.9

Elevation CLO 2021-14, Ltd.
Subordinated Notes	16.05%	10/29/2021	10/20/2034	7,237,500	5,906,344	6,243,033	5.8

Flatiron CLO 2017-1, Ltd.
Subordinated Notes	25.46%	3/22/2019	5/15/2030	3,000,000	1,959,926	2,181,119	2.0

Flatiron CLO 18 Ltd.
Subordinated Notes	15.00%	10/5/2018	4/17/2031	4,500,000	3,405,850	3,359,987	3.1

Greenwood Park CLO, Ltd.
Subordinated Notes	11.15%	10/5/2018	4/15/2031	4,000,000	2,924,222	2,791,676	2.6

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2021

Company and Investment (1)(7)	Effective Yield (3)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (5)	Percent of Net Assets
Halcyon Loan Advisors Funding 2018-1 Ltd.
Subordinated Notes	14.18%	3/20/2019	7/20/2031	$3,000,000	$2,083,162	$1,738,592	1.6%

HarbourView CLO VII-R, Ltd.
Subordinated Notes (4) (6)	0.00%	10/5/2018	11/18/2026	3,100,000	1,886,533	65,342	0.1

Jamestown CLO XVI, Ltd.
Subordinated Notes	16.50%	7/29/2021	7/25/2034	3,500,000	2,576,161	2,689,719	2.5

LCM 31 CLO
Mezzanine debt - Class E	7.58%	12/18/2020	1/20/2032	250,000	247,669	250,409	0.2
Subordinated Notes	20.88%	12/18/2020	1/20/2032	1,350,000	995,898	1,151,510	1.1
				1,600,000	1,243,567	1,401,919	1.3
Madison Park Funding XXIII, Ltd.
Subordinated Notes	17.52%	10/5/2018	7/27/2047	4,000,000	2,751,146	2,817,715	2.6

Madison Park Funding XXIX, Ltd.
Subordinated Notes	15.88%	12/22/2020	10/18/2047	1,000,000	707,531	730,049	0.7

Marble Point CLO X Ltd.
Subordinated Notes	5.86%	10/5/2018	10/15/2030	7,000,000	4,174,109	2,939,418	2.7

Marble Point CLO XI Ltd.
Income Notes	0.87%	10/5/2018	12/18/2047	1,500,000	957,839	567,692	0.5

Marble Point CLO XX, Ltd.
Subordinated Notes	14.49%	4/9/2021	4/23/2051	5,125,000	4,122,159	4,362,899	4.0

Marble Point CLO XXI, Ltd.
Subordinated Notes	14.36%	8/24/2021	10/17/2051	5,250,000	4,545,909	4,459,005	4.1

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2021

Company and Investment (1)(7)	Effective Yield (3)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (5)	Percent of Net Assets
MidOcean Credit CLO VII Ltd.
Income Notes	7.62%	3/20/2019	7/15/2029	$3,275,000	$1,544,724	$1,055,014	1.0%

MidOcean Credit CLO VIII Ltd.
Income Notes	20.85%	1/14/2019	2/20/2031	3,225,000	2,227,484	2,183,281	2.0

MidOcean Credit CLO IX Ltd.
Income Notes	15.66%	11/21/2018	7/20/2031	3,000,000	1,899,669	1,715,019	1.6

Monroe Capital MML CLO X
Mezzanine debt - Class E	9.62%	3/10/2021	8/20/2031	1,000,000	985,669	1,004,393	0.9

Niagara Park CLO, Ltd.
Subordinated Notes	19.01%	11/8/2019	7/17/2032	4,500,000	3,513,955	4,086,919	3.8

Octagon Investment Partners 39, Ltd.
Subordinated Notes	20.05%	2/27/2020	10/20/2030	3,600,000	2,254,280	2,454,569	2.3

Sound Point CLO IV-R, Ltd.
Subordinated Notes (4) (6)	0.00%	11/2/2018	4/18/2031	4,000,000	1,149,443	730,949	0.7

THL Credit Wind River 2014-3 CLO Ltd.
Subordinated Notes	5.52%	10/10/2018	10/22/2031	2,778,000	1,666,995	1,300,925	1.2

Trinitas CLO VIII
Subordinated Notes	20.77%	4/28/2021	7/20/2117	2,800,000	1,645,269	1,719,886	1.6

Venture 33 CLO Limited
Subordinated Notes	9.67%	3/21/2019	7/15/2031	3,150,000	2,087,955	1,365,907	1.3

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2021

Company and Investment (1)(7)	Effective Yield (3)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (5)	Percent of Net Assets
VCP CLO II
Mezzanine debt - Class E	9.33%	2/19/2021	4/15/2031	$500,000	$485,983	$499,157	0.5%

Vibrant CLO X Ltd.
Subordinated Notes	13.45%	5/23/2019	10/20/2031	8,000,000	4,744,280	4,229,058	3.9

Vibrant CLO XIII, Ltd.
Subordinated Notes	13.45%	6/3/2021	7/15/2034	5,000,000	4,230,726	4,190,964	3.9

Voya CLO 2017-4, Ltd.
Subordinated Notes	10.85%	10/5/2018	10/15/2030	1,000,000	700,685	561,506	0.5

Wind River 2015-1 CLO
Subordinated Notes	21.47%	4/28/2021	10/20/2030	2,600,000	1,294,347	1,437,701	1.3

Webster Park CLO
Subordinated Notes	18.34%	4/23/2021	1/20/2027	3,363,000	2,213,819	2,337,071	2.2

Zais CLO 3, Limited
Income Notes	6.57%	10/10/2018	7/15/2031	1,038,255	614,791	326,063	0.3
Subordinated Notes	6.57%	10/10/2018	7/15/2031	1,761,745	1,043,197	553,275	0.5
				2,800,000	1,657,988	879,338	0.8

Total Structured Finance				$211,041,965	$149,365,015	$142,198,155	131.6%

Loan Accumulation Facilities (9)
Apex Credit CLO 2021-II Ltd.
Loan accumulation facility	16.00%	7/14/2021	7/14/2022	$7,000,000	$7,000,000	$7,000,000	6.5%

Total Loan Accumulation Facilities				$7,000,000	$7,000,000	$7,000,000	6.5%

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2021

Company and Investment (1)(7)	Effective Yield (3)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (5)	Percent of Net Assets
Other CLO equity related investments
CLO other (8)	16.04%				$418,468	$476,817	0.4%

Total Investments				$218,041,965	$156,783,483	$149,674,972	138.5%

(1)    These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act of 1933, as amended.
(2)    Structured Finance Notes classified as income notes and subordinated notes are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. These securities are colloquially referred to as CLO equity.
(3)    The rate disclosed on Structured Finance Note investments is the estimated effective yield, generally established at purchase and re-evaluated upon receipt of distributions, and based upon projected amounts and timing of future distributions and the projected amount and timing of terminal principal payments at the time of estimation. The estimated effective yield and investment cost may ultimately not be realized. Projected cash flows, including the projected amount and timing of terminal principal payments which may be projected to occur prior to the contractual maturity date, were utilized in deriving the effective yield of the investments. As of October 31, 2021, the Company's weighted-average effective yield on its total investments, based on current amortized cost, was 14.35%.
(4)    As of October 31, 2021, the effective accretable yield has been estimated to be 0%, as the aggregate amount of projected distributions, including projected distributions related to liquidation of the underlying portfolio upon the security's anticipated optional redemption, is less than current amortized cost. Projected distributions are periodically monitored and re-evaluated. All actual distributions will be recognized as reductions to amortized cost until such time, if and when occurring, a future aggregate amount of then-projected distributions exceeds the security's then-current amortized cost.
(5)    The fair value of all investments was determined in good faith by the board of directors of the Company using significant, unobservable inputs.
(6)    Non-income producing.
(7)    We do not "control" and are not an "affiliate" of any of our portfolio investments, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to "control" a portfolio investment if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio investment if we owned 5% or more of its voting securities.
(8)    Fair value represents discounted cash flows associated with fees earned from CLO equity related investments.
(9) Loan accumulation facilities are financing structures intended to aggregate loans that are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities generally pay returns equal to the actual income earned on facility assets less costs and fees incurred on senior financing. Income and return of capital distributions from investments in loan accumulation facilities are generally received upon the earlier of the closing of the CLO securitization or the stated expiration of the instrument. Reported yields represent the estimated yield earned on the investment since inception. As of October 31, 2021, the fair value of loan accumulation facilities were determined by reference to Transaction Price (refer to Note 2 for description of Transaction Price).

OFS Credit Company, Inc.
Notes to Financial Statements

Note 1. Organization
OFS Credit Company, Inc., (the “Company”) is a Delaware corporation formed on September 1, 2017, that commenced operations on October 10, 2018. The Company is a non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment adviser is OFS Capital Management, LLC, a wholly owned subsidiary of Orchard First Source Asset Management, LLC ("OFSAM"), which the Company refers to as “OFS Advisor”.
The Company's primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, the Company invests at least 80% of its assets in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated/residual tranche securities ("Structured Finance Notes"); (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which the Company invests are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.
Note 2. Basis of Presentation and Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), including the provision ASC Topic 946, Financial Services — Investment Companies, and the reporting requirements of the 1940 Act and Article 6 of Regulation S-X. In the opinion of management, the financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation in accordance with GAAP.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accounting estimates significant to the financial statements include the recurring fair value and accretable yield estimates. Actual results could differ significantly from those estimates.
Cash: The Company’s cash is maintained with a member bank of the Federal Deposit Insurance Corporation ("FDIC") and, at times, such balances may be in excess of the FDIC insurance limits. As of October 31, 2021, all of the Company's cash was held at US Bank N.A.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, Fair Value Measurements, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to fair value estimates based on unobservable inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
In addition, the Company regularly assesses whether arm’s-length transactions have occurred in portfolio securities, including the Company's own transactions in such securities, the executed trade prices of which (“Transaction Prices”), may—depending on the size of the transactions, identifiable market participants, and other factors—be considered reasonable indications of fair value for up to six months after the transaction date.
Changes to the Company's valuation policy are reviewed and approved by management and the Company’s board of directors (the "Board"). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.
The Company invests in Structured Finance Notes of CLO investment vehicles, CLO loan accumulation facilities and other credit-related investments. The Company considers underlying investment portfolio performance metrics, including prepayment

OFS Credit Company, Inc.
Notes to Financial Statements

rates, default rates, loss-on-default and recovery rates, other metrics, and estimated market yields as a primary source for discounted cash flow fair value estimates, supplemented by actual trades executed in the market at or around period-end, as well as indicative prices provided by broker-dealers in its estimate of the fair value of such investments. The Company also considers operating metrics, typically included in the governing documents of CLO vehicles, including collateralization tests, concentration limits, defaults, restructuring activity and prepayment rates on the underlying loans, if applicable. The Company engages a third-party valuation firm to provide assistance to the Board in determining the fair value of its investments.
See Note 4 for additional disclosures of the Company’s fair value measurements of its financial instruments.
Investment Income
Interest income: Interest income from investments in Structured Finance Notes is recognized on the basis of the estimated effective yield to expected redemption utilizing assumed cash flows in accordance with ASC Sub-topic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from its Structured Finance Notes, and the accretable yields are determined and updated periodically. Expected cash flows inherent in the Company's estimates of accretable yields are based on expectations of defaults and loss-on-default severity, as well as other loan-performance assumptions, impacting the loans in the underlying CLO portfolios. These estimated cash flows are subject to a reasonable possibility of near-term change as economic and credit market conditions—including the transition away from LIBOR to any one the various alternative reference rates, including SOFR— become known, and the effect of these changes could be material.
Interest income from investments in loan accumulation facilities is recognized on an accrual basis as earned in accordance with the settlement terms of the instrument. Interest income is generally received upon the earlier of the closing of the CLO securitization or the stated expiration of the instrument.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are reported as payable for investments purchased or receivable for investments sold. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment on a specific-identification basis. Investments are reported at fair value as determined in good faith by the Board. The Company reports changes in the fair value of investments as net unrealized appreciation on investments in the statement of operations.
Deferred debt issuance costs: Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s mandatorily redeemable preferred stock. Deferred debt issuance costs are presented as a direct reduction of the related debt liability on the statement of assets and liabilities. Deferred debt issuance costs are amortized to interest expense over the term of the related debt.
Deferred offering costs:  Offering costs include legal, accounting and other expenses pertaining to registration of securities. Offering costs are deferred and as the registration statement is utilized and securities sold, a portion of the costs are charged as a reduction to capital when a common stock offering occurs or as common stock is issued under an equity distribution agreement, or allocated to deferred debt issuance costs when a preferred stock or debt offering occurs. Deferred costs are periodically reviewed and charged to expense if the related registration statement is withdrawn or if an offering is unsuccessful.
Interest expense: Interest expense is recognized on an accrual basis as incurred.
Income taxes: The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for tax treatment as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its investment company taxable income ("ICTI"), to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.
The Company may choose to retain a portion of ICTI in an amount less than that which would trigger U.S. federal income tax liability under Subchapter M of the Code; however, the Company may be liable for 4% excise tax on a portion of such income unless it timely distributes at least 98% of its ICTI, or 98.2% of net capital gains, to its stockholders. Excise taxes are recognized when the Company determines it is probable distributions of estimated taxable income will not meet the distribution thresholds for avoidance of such tax.
The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at October 31, 2021.
Distributions: Distributions to stockholders are recorded on the applicable record date. The amount, timing and form of distributions is determined by the Board each quarter. Net realized capital gains, if any, are distributed at least annually,

OFS Credit Company, Inc.
Notes to Financial Statements

although the Company may decide to retain such capital gains for investment. Distributions paid in excess of taxable net investment income and net realized gains are generally considered returns of capital to stockholders.
Net investment income determined in accordance with tax regulations may differ from net investment income for financial reporting purposes. Differences may be permanent or temporary. Permanent differences result in a reclassification between capital accounts. Additionally, certain short-term capital gains may be reported as ordinary income. Distributions paid by the Company in accordance with RIC requirements are subject to re-characterization for tax purposes.
The tax character of distributions paid to stockholders, as set forth in the Statement of Changes in Net Assets and in Financial Highlights, reflect estimates made by the Company for U.S. federal income tax purposes. Actual results may vary as the tax character of distributions is determined annually as of the end of each calendar year and, if required, reported to stockholders on Form 1099-DIV.
Concentration of credit risk: Aside from its instruments in Structured Finance Notes and CLO loan accumulation facilities, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company's cash deposits may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss related to the Company's cash deposits is minimal. The amount of loss due to credit risk from investments in Structured Finance Notes, if underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements and the collateral or other security for those instruments proved to be of no value to the Company, is equal to the Company's recorded investment in Structured Finance Notes and CLO loan accumulation facilities.
New Accounting Standards
The following table discusses recently issued ASUs by the FASB:

Standard	Description	Period of Adoption	Effect of Adoption on the Financial Statements
Standards that were adopted
ASU 2020-04, Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting	Provides companies with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications, such as those within the scope of Topic 310 on receivables, to be accounted as a continuation of the existing contract.	First Quarter 2021, prospectively	Through October 31, 2021, no contracts have transitioned away from discontinued reference rates.
Note 3. Related Party Transactions
Investment Advisory and Management Agreement: OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an investment advisory and management agreement (the "Investment Advisory Agreement"). On June 3, 2021, the Board unanimously voted to approve the continuation of the Investment Advisory Agreement for one year. Under the terms of the Investment Advisory Agreement, OFS Advisor is responsible for: (i) determining the composition of the portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes; (ii) identifying, evaluating and negotiating the structure of the investments made (including performing due diligence on prospective investments); (iii) closing and monitoring the investments made; and (iv) providing other investment advisory, research and related services as required. OFS Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). OFS Advisor’s services under the Investment Advisory Agreement are not exclusive, and it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including OFS Capital Corporation and Hancock Park Corporate Income, Inc.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee ("Base Management Fee") and an incentive fee ("Incentive Fee"). The Base Management Fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of the Company’s “Total Equity Base”, defined as the net asset value (“NAV”) of the

OFS Credit Company, Inc.
Notes to Financial Statements

Company’s shares of common stock and the paid-in capital of the Company’s preferred stock. Base Management Fees are paid by the holders of our shares of common stock and are not paid by holders of preferred stock, or the holders of any other types of securities that the Company may issue. Base Management Fees for any partial calendar quarter are prorated based on the number of days in such quarter. The Base Management Fee does not increase when the Company borrows funds, but will increase if the Company issues preferred stock.
The Incentive Fee is calculated and payable quarterly in arrears and equals 20% of the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. No incentive fees are payable to OFS Advisor in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the administrative services agreement to OFS Capital Services, LLC, ("OFS Services") and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes accrued income that the Company has not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses.
In calculating the Incentive Fee for any given calendar quarter, Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% of the Company’s NAV per quarter (8.00% annualized) (the "Hurdle Rate"). For such purposes, the Company’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its reported net assets as of the prior period end. The Company’s net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the Base Management Fee. The Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:
(A)    no Incentive Fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of NAV;
(B)    100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of NAV in any calendar quarter (10.00% annualized). The Company refers to this portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of NAV in any calendar quarter; and
(C)    20.0% of that portion of the Company’s pre-Incentive Fee net investment income, if any, with respect to which the rate of return exceeds 2.50% in such quarter (10.0% annualized) is payable to OFS Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to OFS Advisor).
There will be no accumulation of amounts on the Hurdle Rate from quarter to quarter, no claw back of amounts previously paid if the rate of return in any subsequent quarter is below the Hurdle Rate and no delay of payment if the rate of return in any prior quarters was below the Hurdle Rate. Incentive Fees will be adjusted for any share issuances or repurchases during the calendar quarter, and any partial quarter Incentive Fee will be prorated based on the number of days in such quarter.
Administration Agreement: OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for the Company to operate. OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an administrative services agreement (the "Administration Agreement"). On June 3, 2021, the Board unanimously voted to approve the continuation of the Administration Agreement. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the Securities and Exchange Commission or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its NAV, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion (subject to the review and approval of the Board) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive

OFS Credit Company, Inc.
Notes to Financial Statements

officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services. After the first two years of effectiveness, the Administration Agreement may be renewed annually with the approval of the Board, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
Equity Ownership: As of October 31, 2021, the Advisor and its affiliates held 601,541 shares of common stock, which is approximately 7.8% of the Company's outstanding shares of common stock.
Distributions paid to affiliates and expenses recognized under agreements with OFS Advisor and OFS Services for the year ended October 31, 2021 are presented below:

Expenses paid to affiliates:
Management fees	$2,218,509
Incentive fees	1,448,402
Administration fees	1,204,051
Common stock distributions paid to affiliates	1,203,576

OFS Credit Company, Inc.
Notes to Financial Statements

Note 4. Fair Value of Financial Instruments
The following table provides quantitative information about the Company’s Level 3 fair value measurements as of October 31, 2021. In addition to the valuation techniques and inputs noted in the table below, other valuation techniques and methodologies may be utilized when determining the Company's fair value measurements. The table below provides information on the significant Level 3 inputs as they relate to the Company's fair value measurements.

Investment Type	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted average) (1)
Subordinated debt(4)	$135,644,197	Discounted Cash Flows	Constant Default Rate(2)	0.00% - 2.00% (1.43%)
			Constant Default Rate(3)	2.00% - 2.00% (2.00%)
			Constant Prepayment Rate	25.00% - 25.00% (25.00%)
			Reinvestment Spread over LIBOR	3.10% - 3.90% (3.48%)
			Reinvestment Price	99.50% - 99.50% (99.50%)
			LIBOR floor on Reinvested Assets	1.00% - 1.00% (1.00%)
			Recovery Rate	60.00% - 60.00% (60.00%)
			Discount Rate	8.00% - 33.50% (14.17%)

Subordinated debt	4,800,000	Market Approach	Transaction Price

Loan accumulation facilities	7,000,000	Market Approach	Transaction Price

Mezzanine debt	1,753,958	Discounted Cash Flows	Constant Default Rate(2)	2.00% - 3.00% (2.57%)
			Constant Default Rate(3)	2.00% - 3.00% (2.57%)
			Constant Prepayment Rate	25.00% - 25.00% (25.00%)
			Reinvestment Spread over LIBOR	3.45% - 5.00% (4.54%)
			Reinvestment Price	99.50% - 99.50% (99.50%)
			LIBOR floor on Reinvested Assets	1.00% - 1.00% (1.00%)
			Recovery Rate	60.00% - 60.00% (60.00%)
			Discount Margin	7.05% - 8.75% (8.42%)

CLO other	476,817	Discounted Cash Flows	Constant Default Rate (2)	0.00% - 0.00% (0.00%)
			Constant Default Rate (3)	2.00% - 2.00% (2.00%)
			Constant Prepayment Rate	25.00% - 25.00% (25.00%)
			Reinvestment Spread over LIBOR	3.55% - 3.65% (3.61%)
			Reinvestment Price	99.50% - 99.50% (99.50%)
			LIBOR floor on Reinvested Assets	1.00% - 1.00% (1.00%)
			Recovery Rate	60.00% - 60.00% (60.00%)
			Discount Margin	8.95% - 9.16% (9.03%)
$149,674,972
(1)    Weighted average is calculated based on fair value of investments.
(2)    Constant default rates for the next six months.
(3)    Constant default rates following the next six months.

OFS Credit Company, Inc.
Notes to Financial Statements

(4)    The cash flows utilized in the discounted cash flow calculations assume liquidation of (a) certain distressed investments and (b) all investments currently in default held by the issuing CLO at their current market prices, and redeployment of proceeds at the issuing CLO's assumed reinvestment rate.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded. The Company’s investments are subject to market risk, which is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
The following tables present changes in the investment measured at fair value using Level 3 inputs for the year ended October 31, 2021.

	Subordinated notes	Mezzanine debt	Loan accumulation facilities	CLO other	Total
Level 3 assets, October 31, 2020	$56,885,592	$—	$—	$—	$56,885,592
Net unrealized appreciation on portfolio investments (1)	13,711,729	34,638	—	58,349	13,804,716
Accretion of interest income on Structured Finance Notes	14,087,319	—	—	19,884	14,107,203
Amortization of original issuance discount		3,082	—	—	3,082
Purchase of portfolio investments	77,483,097	1,716,239	38,000,000	398,584	117,597,920
Proceeds from the sale or repayment of portfolio investments	(16,378)	—	(31,000,000)	—	(31,016,378)
Distributions from portfolio investments	(21,707,163)	—	—	—	(21,707,163)
Level 3 assets, October 31, 2021	$140,444,196	$1,753,959	$7,000,000	$476,817	$149,674,972
(1) The net unrealized appreciation in the Company's statement of operations for the year ended October 31, 2021 attributable to the Company's level 3 assets still held at the end of the year was $13,804,716.
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk.
The following table sets forth carrying values and fair values of the Company's debt as of October 31, 2021:

Description	Carrying Value	Fair Value
6.875% Series A Term Preferred Stock	$20,913,395	$21,521,138
6.60% Series B Term Preferred Stock	2,929,580	2,999,676
6.125% Series C Term Preferred Stock	22,258,550	23,322,000
6.00% Series D Term Preferred Stock	2,923,815	2,989,444
Total preferred stock	$49,025,340	$50,832,258
The following tables present the fair value measurements of the Company's debt and indicate the fair value hierarchy of the significant unobservable inputs utilized by the Company to determine such fair values as of October 31, 2021:

OFS Credit Company, Inc.
Notes to Financial Statements

Description	Level 1	Level 2	Level 3(1)	Total
6.875% Series A Term Preferred Stock	$21,521,138	$—	$—	$21,521,138
6.60% Series B Term Preferred Stock	—	—	2,999,676	2,999,676
6.125% Series C Term Preferred Stock	23,322,000	—	—	23,322,000
6.00% Series D Term Preferred Stock	—	—	2,989,444	2,989,444
Total preferred stock, at fair value	$44,843,138	$—	$5,989,120	$50,832,258
(1) For Level 3 measurements, fair value is estimated by discounting remaining payments at current market rates for similar instruments at the measurement date and considering such factors as the legal maturity date.
Note 5. Commitments and Contingencies
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company.

OFS Credit Company, Inc.
Notes to Financial Statements

Note 6. Mandatorily Redeemable Preferred Stock
The Company has authorized 10,000,000 shares of preferred stock, at a par value of $0.001 per share, and at October 31, 2021 had 2,012,660 shares of preferred stock outstanding.
6.875% Series A Term Preferred Stock
As of October 31, 2021, the Company had 852,660 shares of its 6.875% Series A Term Preferred Stock due 2024 ( the "Series A Term Preferred Stock") issued and outstanding. The shares of Series A Term Preferred Stock are mandatorily redeemable on March 31, 2024. At any time on or after March 31, 2021, the Company may, at its sole option, redeem the outstanding shares of Series A Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
On June 11, 2020, the Board authorized a program under which the Company may repurchase up to $10.0 million of its outstanding shares of Series A Term Preferred Stock. No shares of Series A Term Preferred Stock were repurchased under the program during the year ended October 31, 2021.
On November 10, 2021, the Company caused notices to be issued to the holders of the Series A Term Preferred Stock regarding the exercise of its option to redeem, if certain conditions were to occur, all of the issued and outstanding Series A Term Preferred Stock. On December 10, 2021, all outstanding shares of the Series A Term Preferred Stock were redeemed at 100% of their principal amount ($25 per Note), plus the accrued and unpaid dividends through December 9, 2021. The total amount of the redemption, plus accrued dividends, was $21,353,138. The Company expects to recognize a loss on extinguishment of debt of approximately $385,000 related to the charge-off of deferred borrowing costs upon redemption of the shares.
During the year ended October 31, 2021, the Company paid the following distributions on shares of Series A Term Preferred Stock.

Record Date	Payable Date	Distribution Per Preferred Share(1)
November 23, 2020	November 30, 2020	$0.1432292
December 24, 2020	December 31, 2020	0.1432292
January 22, 2021	January 29, 2021	0.1432292
February 19, 2021	February 26, 2021	0.1432292
March 24, 2021	March 31, 2021	0.1432292
April 23, 2021	April 30, 2021	0.1432292
May 24, 2021	May 31, 2021	0.1432292
June 23, 2021	June 30, 2021	0.1432292
July 23, 2021	July 30, 2021	0.1432292
August 24, 2021	August 31, 2021	0.1432292
September 23, 2021	September 30, 2021	0.1432292
October 22, 2021	October 29, 2021	0.1432292
(1) The Company paid distributions of approximately $1.72 per share of Series A Term Preferred Stock during the year ended October 31, 2021.
6.60% Series B Term Preferred Stock
On November 19, 2020, the Company issued through a private placement 120,000 shares of its 6.60% Series B Term Preferred Stock due 2023 (the "Series B Term Preferred Stock") at a price per share of $24.40625, resulting in gross proceeds of $2,928,750. The shares of Series B Term Preferred Stock have a liquidation preference of $25 per share and are subject to mandatory redemption on November 19, 2023. At any time on or after March 31, 2021, the Company may, at its sole option, redeem the outstanding shares of Series B Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.

OFS Credit Company, Inc.
Notes to Financial Statements

The offering was consummated pursuant to the terms of a purchase agreement (the “Series B Purchase Agreement”) dated November 19, 2020 by and between the Company and the purchaser named therein (the “Series B Purchaser”). The Series B Purchase Agreement provided for the Series B Term Preferred Stock to be issued to the Series B Purchaser in a private placement in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof and Regulation D thereunder. The Company relied upon this exemption from registration based in part on representations made by the Series B Purchaser. The Series B Term Preferred Stock has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
During the year ended October 31, 2021, the Company paid the following distributions on shares of Series B Term Preferred Stock.

Record Date	Payable Date	Distribution Per Preferred Share(1)
November 23, 2020	November 30, 2020	$0.055
December 24, 2020	December 31, 2020	0.1375
January 22, 2021	January 29, 2021	0.1375
February 19, 2021	February 26, 2021	0.1375
March 24, 2021	March 31, 2021	0.1375
April 23, 2021	April 30, 2021	0.1375
May 24, 2021	May 31, 2021	0.1375
June 23, 2021	June 30, 2021	0.1375
July 23, 2021	July 30, 2021	0.1375
August 24, 2021	August 31, 2021	0.1375
September 23, 2021	September 30, 2021	0.1375
October 22, 2021	October 29, 2021	0.1375
(1) The Company paid distributions of approximately $1.57 per share of Series B Term Preferred Stock during the year ended October 31, 2021.
6.125% Series C Term Preferred Stock
In April 2021, the Company issued 920,000 shares of its 6.125% Series C Term Preferred Stock due 2026 (the "Series C Term Preferred Stock"). The shares of Series C Term Preferred Stock have a liquidation preference of $25 per share and are mandatorily redeemable on April 30, 2026. At any time on or after April 30, 2023, the Company may, at its sole option, redeem the outstanding shares of Series C Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
During the year ended October 31, 2021, the Company paid the following distributions on shares of Series C Term Preferred Stock.

Record Date	Payable Date	Distribution Per Preferred Share(1)
April 28, 2021	April 30, 2021	$0.0127604
May 24, 2021	May 31, 2021	0.1276042
June 23, 2021	June 30, 2021	0.1276042
July 23, 2021	July 30, 2021	0.1276042
August 24, 2021	August 31, 2021	0.1276042
September 23, 2021	September 30, 2021	0.1276042
October 22, 2021	October 29, 2021	0.1276042
(1) The Company paid distributions of approximately $0.78 per share of Series C Term Preferred Stock during the year ended October 31, 2021.

OFS Credit Company, Inc.
Notes to Financial Statements

6.00% Series D Term Preferred Stock
On June 10, 2021, the Company issued through a private placement 120,000 shares of its 6.00% Series D Term Preferred Stock due 2026 (the "Series D Term Preferred Stock") at a price per share of $24.50, resulting in gross proceeds of $2,940,000. The shares of Series D Term Preferred Stock have a liquidation preference of $25 per share and are subject to mandatory redemption on June 10, 2026. At any time on or after June 30, 2022, the Company may, at its sole option, redeem the outstanding shares of Series D Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
The offering was consummated pursuant to the terms of a purchase agreement (the “Series D Purchase Agreement”) dated June 10, 2021 by and between the Company and the purchaser named therein (the “Series D Purchaser”). The Series D Purchase Agreement provided for the Series D Term Preferred Stock to be issued to the Series D Purchaser in a private placement in reliance on an exemption from registration under the Securities Act, provided by Section 4(a)(2) thereof and Regulation D thereunder. The Company relied upon this exemption from registration based in part on representations made by the Series D Purchaser. The Series D Term Preferred Stock has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
During the year ended October 31, 2021, the Company paid the following distributions on shares of Series D Term Preferred Stock.

Record Date	Payable Date	Distribution Per Preferred Share(1)
June 10, 2021	June 30, 2021	$0.0875
July 23, 2021	July 30, 2021	0.125
August 24, 2021	August 31, 2021	0.125
September 23, 2021	September 30, 2021	0.125
October 22, 2021	October 29, 2021	0.125
(1) The Company paid distributions of approximately $0.59 per share of Series D Term Preferred Stock during the year ended October 31, 2021.
As of and for the year ended October 31, 2021, the Company's preferred stock had the following terms and balances:

Description	Principal	Unamortized Debt Issuance Costs	Stated Interest Rate	Effective Interest Rate(1)	Interest Expense(2)
Series A Term Preferred Stock	$21,316,500	$403,105	6.875%	7.66%	$1,632,204
Series B Term Preferred Stock	3,000,000	70,420	6.60	7.74	221,235
Series C Term Preferred Stock	23,000,000	741,450	6.125	6.84	789,611
Series D Term Preferred Stock	3,000,000	76,185	6.00	6.54	76,492
Total	$50,316,500	$1,291,160			$2,719,542
(1) The effective interest rate includes deferred debt issuance cost amortization.
(2) Interest expense includes deferred debt issuance cost amortization of $284,922.
During the year ended October 31, 2021, the average dollar borrowings and average interest rate for the Company’s preferred stock was $37,502,801 and 7.25%, respectively.
The following table shows the scheduled maturities of the principal balances of the Company's outstanding borrowings as of October 31, 2021:

OFS Credit Company, Inc.
Notes to Financial Statements

	Payments due by period
Description	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Series A Term Preferred Stock(1)	$21,316,500	$—	$21,316,500	$—	$—
Series B Term Preferred Stock	3,000,000	—	3,000,000	—	—
Series C Term Preferred Stock	23,000,000	—	—	23,000,000	—
Series D Term Preferred Stock	3,000,000	—	—	3,000,000	—
Total(2)	$50,316,500	$—	$24,316,500	$26,000,000	$—
(1)On November 10, 2021, the Company caused notices to be issued to the holders of the Series A Term Preferred Stock regarding the exercise of its option to redeem, if certain conditions were to occur, all of the issued and outstanding Series A Term Preferred Stock. On December 10, 2021, all outstanding shares of the Series A Term Preferred Stock were redeemed at 100% of their principal amount ($25 per Note), plus the accrued and unpaid dividends through December 9, 2021. The total amount of the redemption, plus accrued dividends, was $21,353,138.
(2)On December 8, 2021, the Company closed an underwritten public offering of 1,220,000 shares of 5.25% Series E Term Preferred Stock due 2026 (the “Series E Term Preferred Stock”) at a public offering price of $25.00 per share, raising $30.5 million in gross proceeds. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 180,000 shares of Series E Term Preferred Stock on the same terms and conditions to cover overallotments, if any.
On August 5, 2021 and December 8, 2021, the Board declared the following fiscal year 2022 distributions.

OFS Credit Company, Inc.
Notes to Financial Statements

Description	Record Date	Payable Date	Distribution Per Preferred Share
Series A Term Preferred Stock	November 23, 2021	November 30, 2021	$0.1432292
	December 24, 2021	December 31, 2021	0.1432292
	January 24, 2022	January 31, 2022	0.1432292

Series B Term Preferred Stock	November 23, 2021	November 30, 2021	$0.1375
	December 24, 2021	December 31, 2021	0.1375
	January 24, 2022	January 31, 2022	0.1375
	February 21, 2022	February 28, 2022	0.1375
	March 24, 2022	March 31, 2022	0.1375
	April 22, 2022	April 29, 2022	0.1375
	May 24, 2022	May 31, 2022	0.1375
	June 23, 2022	June 30, 2022	0.1375
	July 22, 2022	July 29, 2022	0.1375

Series C Term Preferred Stock	November 23, 2021	November 30, 2021	$0.1276042
	December 24, 2021	December 31, 2021	0.1276042
	January 24, 2022	January 31, 2022	0.1276042
	February 21, 2022	February 28, 2022	0.1276042
	March 24, 2022	March 31, 2022	0.1276042
	April 22, 2022	April 29, 2022	0.1276042
	May 24, 2022	May 31, 2022	0.1276042
	June 23, 2022	June 30, 2022	0.1276042
	July 22, 2022	July 29, 2022	0.1276042

Series D Term Preferred Stock	November 23, 2021	November 30, 2021	$0.125
	December 24, 2021	December 31, 2021	0.125
	January 24, 2022	January 31, 2022	0.125
	February 21, 2022	February 28, 2022	0.125
	March 24, 2022	March 31, 2022	0.125
	April 22, 2022	April 29, 2022	0.125
	May 24, 2022	May 31, 2022	0.125
	June 23, 2022	June 30, 2022	0.125
	July 22, 2022	July 29, 2022	0.125

Series E Term Preferred Stock	December 24, 2021	December 31, 2021	$0.08385416
	January 24, 2022	January 31, 2022	0.109375
	February 21, 2022	February 28, 2022	0.109375
	March 24, 2022	March 31, 2022	0.109375
	April 22, 2022	April 29, 2022	0.109375
	May 24, 2022	May 31, 2022	0.109375
	June 23, 2022	June 30, 2022	0.109375
	July 22, 2022	July 29, 2022	0.109375

OFS Credit Company, Inc.
Notes to Financial Statements

The tax character of each distribution paid is reported, if required, to stockholders on Form 1099-DIV in January following the close of the fiscal year. Distributions declared prior to December 31st and paid on or prior to January 31st of the following year, are generally included in such tax reporting to the recipient in the year declared.
Note 7. Federal Income Taxes
The Company has elected, and intends to qualify annually hereafter, to be taxed as a RIC under Subchapter M of the Code. To maintain its status as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its ICTI. Additionally, to avoid a 4% U.S. federal excise tax on undistributed earnings the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. Maintenance of the Company's RIC status also requires adherence to certain source of income and asset diversification requirements provided under the Code. The Company has met the source of income and asset diversification requirements as of October 31, 2021, and intends to continue to meet these requirements.
The Company’s ICTI differs from the net increase in net assets resulting from operations primarily due to differences in income recognition for Structured Finance Notes and the treatment of distributions on preferred stock. GAAP requires recognition of an estimated constant yield for Structured Finance Notes. U.S. federal income tax rules, however, require recognition of net investment income reported to the Company by the underlying CLO fund in the tax period reported, as well as differences in recognition of unrealized appreciation/depreciation of investments; these differences can be permanent or temporary in nature. Distributions on mandatorily redeemable preferred stock are reported as interest expense under GAAP but are treated as either dividends or return-of-capital distributions for federal income tax purposes. The Company recorded a reclassification to its capital accounts of $4,094,045 for the year ended October 31, 2021 for permanent differences related to return-of-capital distributions to preferred shareholders and other permanent differences. The Company had no undistributed ICTI and a non-expiring capital loss carry-forward of $3,407,891 as of October 31, 2021.
The tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments based on known and estimated GAAP-tax basis differences as of October 31, 2021, were as follows:

Tax-basis amortized cost of investments	$134,523,827
Tax-basis gross unrealized appreciation on investments	17,973,896
Tax-basis gross unrealized depreciation on investments	(2,822,751)
Tax-basis net unrealized appreciation on investments	15,151,145
Fair value of investments	$149,674,972
The Company has distributed $13,607,035 for the year ended October 31, 2021, consisting of common stock distributions and the cash portion of mandatorily redeemable preferred stock interest, which is considered a distribution for federal income tax purposes. The final tax character of distributions will not be determined until the end of the year and the tax character of all distributions will be reported to stockholders on Form 1099-DIV, if required, after the end of each calendar year.

OFS Credit Company, Inc.
Notes to Financial Statements

Note 8. Financial Highlights
The following is a schedule of financial highlights for the years ended October 31, 2021, 2020, 2019, and the period ended October 31, 2018:

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Period from October 10 (commencement) through October 31, 2018
Per share data:
Net asset value per share at beginning of period	$11.58	$14.98	$20.11	$20.00
Total distributions(9)	(2.14)	(2.07)	(2.12)	—
Net investment income(7)	1.22	1.58	1.66	0.08
Net realized and unrealized gains (losses) on investments (7)	2.59	(2.71)	(4.69)	0.03
Net increase (decrease) from operations	3.81	(1.13)	(3.03)	0.11
Issuance of common stock(8)	0.75	(0.20)	0.02	—
Net asset value per share at end of period	$14.00	$11.58	$14.98	$20.11
Per share market value, end of period	$13.60	$9.83	$16.91	$18.78
Total return based on market value (1)	60.70%	(29.07)%	1.84%	(6.10)%
Total return based on net asset value (2)	40.43%	(5.68)%	(15.75)%	0.55%
Shares outstanding at end of period	7,719,307	3,580,663	3,061,858	2,505,000
Weighted average shares outstanding	5,329,914	3,237,905	2,601,037	2,505,000
Ratio/Supplemental Data
Average net asset value	$74,788,302	$43,665,458	$48,120,908	$50,243,254
Net asset value at end of period	$108,100,995	$41,475,608	$45,855,308	$50,386,507
Ratio of total operating expenses to average net assets (4)(6)	12.10%	13.65%	9.41%	4.42%
Ratio of net investment income to average net assets (5)(6)	8.70%	11.70%	9.00%	7.17%
Portfolio turnover (3)	51.00%	8.60%	28.80%	5.10%
Asset coverage of preferred stock	314.8%	294.6%	315.1%	—%
(1)Total return based on market value is calculated assuming shares of common stock were purchased at the market price at the beginning of the period, distributions were reinvested at a price obtained in the Company's dividend reinvestment plan, and shares were sold at the closing market price on the last day of the period. Total return is not annualized for a period of less than one year.
(2)Total return based on net asset value is calculated assuming shares of common stock were purchased at the net asset value at the beginning of the period, distributions were reinvested at a price obtained in the Company's dividend reinvestment plan, and shares were sold at the ending net asset value on the last day of the period. Total return is not annualized for a period of less than one year.
(3)Portfolio turnover rate is calculated using the lesser of period-to-date sales and distributions from portfolio investments or period-to-date purchases over the average of the invested assets at fair value.
(4)Ratio of total expenses before management fee waiver to average net assets was 12.10%, 13.65%, 9.87% and 6.17% for the year ended October 31, 2021, October 31, 2020, October 31, 2019 and period ended October 31, 2018, respectively.
(5)Ratio of net investment income before management fee waiver to average net assets was 8.70%, 11.70%, 8.54% and 5.42% for the year ended October 31, 2021, October 31, 2020, October 31, 2019 and period ended October 31, 2018, respectively.
(6)Annualized for periods less than one year.
(7)Calculated on the average share method.
(8)The issuance of common stock on a per share basis reflects the incremental net asset value change as a result of the issuance of shares of common stock under the Equity Distribution Agreement (as defined below), the issuance of shares of common stock in the Company's August 2019 rights offering, the issuance of shares of common stock in the Company's March 2021 public offering, the issuance of shares of common stock as common stock distributions, and the anti-dilutive (dilutive) impact from changes in weighted-average shares outstanding during the period.
(9)Distributions for the fiscal years ended October 31, 2020 and 2019 included returns of capital of $0.88 and $2.12, respectively, and the distribution of fiscal year ended October 31, 2020 included distributions from investment company

OFS Credit Company, Inc.
Notes to Financial Statements

taxable income of $1.19. The final tax character of the Company’s earnings cannot be determined until the end of the calendar year and may vary from the estimates disclosed in Note 9. Each common stockholder, if required, will receive a Form 1099-DIV following the end of each calendar year, which will reflect the actual amounts of taxable ordinary income, capital gain and return of capital paid by the Company.
The following table presents the aggregate outstanding borrowings and asset coverage per unit as of October 31, 2021, 2020, 2019 and 2018:

Class and Year(7)	Total Amount Outstanding(1)	Asset Coverage Per $1,000(2)	Asset Coverage Per Unit(3)	Involuntary Liquidation Preference Per Unit(4)	Average Market Value Per Unit(5)
6.875% Series A Term Preferred Stock(6)
October 31, 2021	$21,316,500	3,148	78.71	$25.00	$25.15
October 31, 2020	21,316,500	2,946	73.64	25.00	23.72
October 31, 2019	21,316,500	3,151	78.78	25.00	25.46

6.60% Series B Term Preferred Stock
October 31, 2021	3,000,000	3,148	78.71	25.00	N/A

6.125% Series C Term Preferred Stock
October 31, 2021	23,000,000	3,148	78.71	25.00	25.22

6.00% Series D Term Preferred Stock
October 31, 2021	3,000,000	3,148	78.71	25.00	N/A
(1) Total amount of each class of senior securities outstanding at the end of the period presented.
(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the total assets, less all liabilities and indebtedness not represented by senior securities, divided by the aggregate amount of outstanding senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per $1,000.”
(3) The Asset Coverage Per Unit is expressed in terms of a ratio per share of the aggregate amount of outstanding senior securities. When expressing in terms of dollar amounts per share, the asset coverage ratio is multiplied by the involuntary liquidation preference per unit of $25.
(4) The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(5) Average market value per unit for the Series A Term Preferred Stock and Series C Term Preferred Stock represent the average of the daily closing prices as reported on the Nasdaq Capital Market during the period presented. Not applicable to Series B Term Preferred Stock and Series D Term Preferred Stock because these senior securities are not registered for public trading.
(6) On November 10, 2021, the Company caused notices to be issued to the holders of the Series A Term Preferred Stock regarding the exercise of its option to redeem, if certain conditions were to occur, all of the issued and outstanding Series A Term Preferred Stock. On December 10, 2021, all outstanding shares of the Series A Term Preferred Stock were redeemed at 100% of their principal amount ($25 per Note), plus the accrued and unpaid dividends through December 9, 2021. The total amount of the redemption, plus accrued dividends, was $21,353,138.
(7) On December 8, 2021, the Company closed an underwritten public offering of 1,220,000 shares of Series E Term Preferred Stock at a public offering price of $25.00 per share, raising $30.5 million in gross proceeds. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 180,000 shares of Series E Term Preferred Stock on the same terms and conditions to cover overallotments, if any.

OFS Credit Company, Inc.
Notes to Financial Statements

Note 9. Capital Transactions
At-the-Market Program
On January 24, 2020, the Company entered into an equity distribution agreement by and among us, OFS Advisor, and OFS Capital Services, LLC, a Delaware limited liability company, on the one hand, and Ladenburg Thalmann & Co. Inc., as Placement Agent, on the other hand, as amended (the “Equity Distribution Agreement”), relating to the sale of shares of its common stock. The original equity distribution agreement provided that the Company may offer and sell shares of its common stock having an aggregate offering price of up to $25,000,000.
On April 22, 2021, the Equity Distribution Agreement was amended to increase the amount of common stock that the Company may offer and sell pursuant to such agreement up to an aggregate offering price of $50,000,000.
For the year ended October 31, 2021, the Company sold 2,320,508 shares of its common stock under the At-the-Market offering for net proceeds of $32,276,249 after deducting commissions and fees. Since June 15, 2021, the Company sold 1,342,378 shares of its common stock under the At-the-Market offering for net proceeds of $18,851,984 after deducting commissions and fees.
As of October 31, 2021, the Company may issue additional shares in the At-the-Market offering of approximately $14.5 million.
On December 7, 2021, the Company entered into amendment No. 4 to the Equity Distribution Agreement to increase the aggregate offering price of the shares available to be sold under the Equity Distribution Agreement from $50,000,000 to $70,000,000 (which amount shall include all of the shares sold under the Equity Distribution Agreement to date).
Common stock offering
On March 30, 2021 and April 1, 2021, the Company sold an aggregate of 1,178,750 shares of common stock in an underwritten public offering of shares of its common stock at a price to the public of $14.67 per share. Net proceeds from the offering were approximately $16,387,845, after deducting underwriting costs and offering expenses of $904,417.
The following table summarizes distributions paid on common shares for the year ended October 31, 2021.

Record Date	Payable Date	Distribution Per Common Share (1)	Cash Distribution	Value of Common Shares Issued	Total Distribution
December 18, 2020	January 29, 2021	$0.52	$372,425	$1,489,555	$1,861,980
March 23, 2021	April 30, 2021	0.53	401,771	1,607,000	2,008,771
June 14, 2021	July 30, 2021	0.54	643,261	2,572,942	3,216,203
September 13, 2021	October 29, 2021	0.55	817,107	3,268,354	4,085,461
(1) The total amount of cash distributed to stockholders was limited to 20% of the total distribution paid, excluding any cash paid for fractional shares. The remainder of the distribution (approximately 80%) was paid in shares of the Company's common stock.
The Company distributed $11,172,415 or $2.14 per common share during the year ended October 31, 2021. The tax attributes of distributions are determined annually as of the end of each calendar year based, in part, on the taxable income for the fiscal year, estimated taxable income subsequent to the fiscal year end, and distributions paid. The tax character of each distribution paid is reported to stockholders, if required, on Form 1099-DIV in January following the close of the calendar year. The tax character of distributions paid for the fiscal year ended October 31, 2021, represent $826,765 from ordinary income and $10,345,650 from tax return of capital. These amounts and sources of distributions reported are not being provided for U.S. tax reporting purposes as the fiscal period does not correspond to the required tax reporting period. The ultimate tax character of the Company's earnings cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on available estimates.
The Company adopted a plan that provides for reinvestment of its common stock distributions on behalf of the common stockholders (the “DRIP”), unless a common stockholder elects to receive cash. The DRIP was suspended in connection with the Board's declaration of distributions payable in cash and common stock payable each of the quarters ending January 31, 2021, April 30, 2021, July 31, 2021 and October 31, 2021. During the year ended October 31, 2021, no shares were issued under the DRIP.
On December 1, 2021, the Board declared the following distribution on common shares.

Record Date	Payable Date	Distribution Per Common Share
December 13, 2021	January 31, 2022	$0.55

OFS Credit Company, Inc.
Notes to Financial Statements

(1)    The total amount of cash distributed to stockholders will be limited to 20% of the total distribution paid, excluding any cash paid for fractional shares. The remainder of the distribution (approximately 80%) will be paid in the form of shares of the Company's common stock.

OFS Credit Company, Inc.
Notes to Financial Statements

Note 10. Subsequent Events
On November 10, 2021, the Company caused notices to be issued to the holders of the Series A Term Preferred Stock regarding the exercise of its option to redeem, if certain conditions were to occur, all of the issued and outstanding Series A Term Preferred Stock. On December 10, 2021, all outstanding shares of the Series A Term Preferred Stock were redeemed at 100% of their principal amount ($25 per Note), plus the accrued and unpaid dividends through December 9, 2021. The total amount of the redemption, plus accrued dividends, was $21,353,138. The Company expects to recognize a loss on extinguishment of debt of approximately $385,000 related to the charge-off of deferred borrowing costs upon redemption of the shares.
On December 8, 2021, the Company closed an underwritten public offering of 1,220,000 shares of 5.25% Series E Term Preferred Stock at a public offering price of $25.00 per share, raising $30.5 million in gross proceeds. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 180,000 shares of Series E Term Preferred Stock on the same terms and conditions to cover overallotments, if any. The shares of Series E Term Preferred Stock have a liquidation preference of $25 per share and are mandatorily redeemable on December 31, 2026. At any time on or after December 31, 2023, the Company may, at its sole option, redeem the outstanding shares of Series E Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
On December 7, 2021, the Board authorized a program under which the Company may repurchase up to $10.0 million of its outstanding shares of the Company's Series C Term Preferred Stock and Series E Term Preferred Stock. Under this program, the Company may, but is not obligated to, repurchase its outstanding Series C Term Preferred Stock and Series E Term Preferred Stock in the open market from time to time through December 7, 2023. The timing and the amount of Series C Term Preferred Stock and Series E Term Preferred Stock to be repurchased will depend on a number of factors, including then-existing market conditions, liquidity, prospects for future access to capital, contractual restrictions, alternative investment opportunities and other factors. In addition, any repurchases will also be conducted in accordance with the 1940 Act. There are no assurances that the Company will engage in any repurchases.
On December 7, 2021, the Board terminated the program under which the Company could repurchase up to $10.0 million of its outstanding shares of Series A Term Preferred Stock.
On December 7, 2021, the Company entered into amendment No. 4 to the Equity Distribution Agreement to increase the aggregate offering price of the shares available to be sold under the Equity Distribution Agreement from $50,000,000 to $70,000,000 (which amount shall include all of the shares sold under the Equity Distribution Agreement to date).

OFS Credit Company, Inc.
Notes to Financial Statements

On December 8, 2021, the Board declared the following fiscal year 2022 distributions.

Description	Record Date	Payable Date	Distribution Per Preferred Share
Series B Term Preferred Stock	February 21, 2022	February 28, 2022	$0.1375
	March 24, 2022	March 31, 2022	0.1375
	April 22, 2022	April 29, 2022	0.1375
	May 24, 2022	May 31, 2022	0.1375
	June 23, 2022	June 30, 2022	0.1375
	July 22, 2022	July 29, 2022	0.1375

Series C Term Preferred Stock	February 21, 2022	February 28, 2022	$0.1276042
	March 24, 2022	March 31, 2022	0.1276042
	April 22, 2022	April 29, 2022	0.1276042
	May 24, 2022	May 31, 2022	0.1276042
	June 23, 2022	June 30, 2022	0.1276042
	July 22, 2022	July 29, 2022	0.1276042

Series D Term Preferred Stock	February 21, 2022	February 28, 2022	$0.125
	March 24, 2022	March 31, 2022	0.125
	April 22, 2022	April 29, 2022	0.125
	May 24, 2022	May 31, 2022	0.125
	June 23, 2022	June 30, 2022	0.125
	July 22, 2022	July 29, 2022	0.125

Series E Term Preferred Stock	December 24, 2021	December 31, 2021	$0.08385416
	January 24, 2022	January 31, 2022	0.109375
	February 21, 2022	February 28, 2022	0.109375
	March 24, 2022	March 31, 2022	0.109375
	April 22, 2022	April 29, 2022	0.109375
	May 24, 2022	May 31, 2022	0.109375
	June 23, 2022	June 30, 2022	0.109375
	July 22, 2022	July 29, 2022	0.109375

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
OFS Credit Company, Inc.:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of OFS Credit Company, Inc. (the Company), including the schedule of investments, as of October 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended and the period from October 10, 2018 (commencement of operations) through October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of October 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from October 10, 2018 through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Company since 2018.

Chicago, Illinois
December 14, 2021

SUMMARY RISK FACTORS

The risk factors described below are a summary of the principal risk factors associated with an investment in the Company. These are not the only risks we face. You should carefully consider these risk factors, together with the risk factors set forth in our prospectus, as supplemented from time to time, and the other reports and documents filed by us with the SEC. Specifically, see “Risk Factors” in our prospectus filed with the SEC on June 4, 2021.

We are subject to risks related to our business and structure.

•Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and determining, in accordance with the 1940 Act, the fair value of our investments. As a result, there will be uncertainty as to the value of our portfolio investments.
•Our financial condition and results of operations depend on OFS Advisor’s ability to effectively manage and deploy capital, and we are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFSAM and its affiliates.
•We may face increasing competition for investment opportunities.
•OFS Advisor and OFS Services each has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
•Our success will depend on the ability of OFS Advisor to attract and retain qualified personnel in a competitive environment.
•We will incur significant costs as a result of being a publicly traded company.
•There are significant potential conflicts of interest which could impact our investment returns.
•Our incentive fee structure may incentivize OFS Advisor to pursue speculative investments, use leverage when it may be unwise to do so, refrain from de-levering when it would otherwise be appropriate to do so, or include optimistic assumptions in the determination of net investment income.
•A general increase in interest rates may have the effect of making it easier for OFS Advisor to receive incentive fees, without necessarily resulting in an increase in our net earnings.
•We may be obligated to pay OFS Advisor incentive compensation even if we incur a loss or on income we do not receive in cash.
•OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
•The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm's length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
•We may experience fluctuation in our quarterly operating results and not replicate the historical results achieved by OFSAM or other entities managed or sponsored by OFSAM and its other affiliates.
•Our Board may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.
•We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our tax treatment as a RIC.
•There is a risk that holders of our equity securities may not receive distributions or that our distributions may not grow or may be reduced over time, and a portion of our distributions to holders of our equity securities may be a return of capital.
•We may choose to pay distributions in our own common stock, in which case, our stockholders may be required to pay U.S. federal income taxes in excess of the cash distributions they receive.
•We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
•Our cash distributions to common stockholders may change and a portion of our distributions to common stockholders may be a return of capital.
•Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.
•Events outside of our control, including ongoing public health crises and supply chain disruptions, have negatively affected and could continue to negatively affect our CLO investments and our results of operations.

•Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability.
•The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and our investments.
•Adverse developments in the credit markets may impair our ability to secure debt financing.
•We are a non-diversified management investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
•Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.
•Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
•We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.
•Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.
•Provisions of the General Corporation Law of the State of Delaware and our Amended and Restated Certificate of Incorporation and Bylaws could deter takeover attempts and have an adverse effect on the price of our securities.
•Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
•The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.
•Terrorist attacks, acts of war or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
•A cyberattack or cybersecurity-systems failures, as well as the occurrence of other events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.
•Historical data regarding our business, results of operations, financial condition and liquidity does not reflect the impact of the COVID-19 pandemic and related containment measures and therefore does not purport to be representative of our future performance.
•There is uncertainty surrounding potential legal, regulatory and policy changes, including tax reform, by the new presidential administration in the United States that may directly affect financial institutions and the global economy.
•We are subject to risks related to corporate social responsibility.

We are subject to risks related to our investments.

•Investing in senior secured loans indirectly through CLO securities involves particular risks.
•Our investments in CLO securities, the primary CLO market and other structured finance securities involve certain risks.
•Our investments in subordinated or equity CLO securities are more likely to suffer a loss of all or a portion of their value in the event of a default.
•Our portfolio of investments may lack diversification among CLO securities or underlying obligors, which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.
•We may be subject to risks associated with our investments in certain industries including the technology, healthcare and pharmaceuticals industries.
•The CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.
•Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.
•Negative loan ratings migration may also place pressure on the performance of certain of our investments.
•Our investments in CLOs and other investment vehicles will result in additional expenses to us, and may be less transparent to us and our stockholders than direct investments in the collateral.
•CLO investments involve complex documentation and accounting considerations, and as a result the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

•The application of the risk retention rules under Section 941 of the Dodd-Frank Act and other similar European Union law to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
•We are dependent on the collateral managers of the CLOs in which we invest and those CLOs are generally not registered under the 1940 Act.
•Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.
•If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.
•Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.
•The interest rates of our investments, payment obligations and financing terms that extend beyond 2021 might be subject to change based on recent regulatory changes, including the decommissioning of LIBOR.
•We and our investments are subject to interest rate risk, credit risk and prepayment risk.
•We are subject to risks associated with loan assignments, participations and counterparties.
•The lack of liquidity in our investments may adversely affect our business.
•We are subject to risks associated with defaults on an underlying asset held by a CLO, loan accumulation facilities, and the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.
•We may be exposed to risks if we invest in the securities of new issuers.
•We may expose ourselves to risks if we engage in hedging transactions, and we and our investments may be subject to currency risk and risks associated with non-U.S. investing.
•Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.
•A portion of our income and fees may not be qualifying income for purposes of the income source requirement.
•Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which we have invested and their ability to pay equity distributions to the Company in the future.

We are subject to risks relating to our securities.

•Due to the recent COVID-19 pandemic, our shares of common stock have traded at a discount from NAV and our 6.875% Series A Term Preferred Stock due 2024, 6.125% Series C Term Preferred Stock due 2026 and our 5.25% Series E Term Preferred Stock due 2026 may not trade at a favorable price.
•Our common stock price may be volatile and may decrease substantially.
•SEC regulations may limit the number of shares we may sell pursuant to our shelf registration statement.
•Our common stockholders’ economic and voting interest in us, as well as their proportionate interest in our net asset value, may be diluted if they do not fully exercise subscription rights in any rights offering.
•If we issue additional preferred stock, the net asset value and market value of our common stock will likely become more volatile.
•Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders.
•Our common stock is subject to a risk of subordination relative to holders of our debt instruments and holders of our preferred stock.
•Holders of any preferred stock have the right to elect members of our Board and class voting rights on certain matters.
•You may not receive distributions or our distributions may decline or may not grow over time.
•We cannot assure you that we will be able to successfully deploy the proceeds of any offering conducted within any particular time frame. We have broad discretion over the use of such proceeds, including to satisfy operating expenses.

DISTRIBUTION REINVESTMENT PLAN
We have adopted a plan that provides for reinvestment of our distributions and other distributions on behalf of our common stockholders (the “DRIP”), unless a common stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our common stockholders who have not “opted out” of our DRIP will have their cash distribution automatically reinvested in additional shares of common stock, rather than receiving the cash distribution.
No action is required on the part of a registered holder of common stock to have their cash distribution reinvested in shares of our common stock. A registered holder of common stock may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to holders of common stock. The plan administrator will set up an account for shares acquired through the DRIP for each holder of common stock who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a holder of common stock participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares and a check for any fractional share.
Those common stockholders whose common shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We primarily use newly issued shares of our common stock to implement the DRIP, whether shares of our common stock are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a holder of common stock is determined by dividing the total dollar amount of the distribution payable to such holder of common stock by the market price per share of common stock at the close of regular trading on the Nasdaq Capital Market on the valuation date for such distribution. Market price per share of common stock on that date will be the closing price for such shares on the Nasdaq Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our holders of common stock have been tabulated.
There will be no brokerage charges or other charges to common stockholders who participate in the DRIP. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the common shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per common share brokerage commission from the proceeds.
Holders of common stock who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are holders of common stock who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such holders of common stock will not receive cash with which to pay any applicable taxes on reinvested distributions. A holder of common stock’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the holder of common stock. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. holder of common stock’s account.
Participants may terminate their accounts under the DRIP by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the DRIP should be directed to the plan administrator by mail American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at (800) 937-5449.
If a common stockholder withdraws or the plan is terminated, such common stockholder will receive the number of whole shares in their account under the plan and a cash payment for any fraction of a share in their account.
If a common stockholder holds shares with a brokerage firm that does not participate in the plan, such common stockholder will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.
The DRIP was suspended in connection with the Board's declaration of distributions payable in cash and common stock payable for each of the quarters ending on July 31, 2020, October 31, 2020, January 31, 2021, April 30, 2021, July 31, 2021 and October 31, 2021.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
On June 3, 2021, our Board unanimously voted to approve the continuation of the Investment Advisory Agreement at a virtual meeting. In reliance upon certain exemptive relief granted by the SEC in connection with the global COVID-19 pandemic, our Board undertook to ratify the Investment Advisory Agreement at its next in-person meeting. In reaching a decision to approve the continuation of the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered and concluded, among other things:
•The nature, quality and extent of the advisory and other services to be provided to us by OFS Advisor, including the responses in a questionnaire regarding OFS Advisor’s investment process and OFS Advisor’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of OFS Advisor and the compensation structure for such personnel, and concluded that such services are satisfactory;
•The investment performance of OFS Advisor, and concluded that the investment performance of OFS Advisor was reasonable;
•Comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives, and concluded that the total advisory fees paid by the Company to OFS Advisor were reasonable;
•Our projected operating expenses and expense ratio compared to management investment companies with similar investment objectives, and concluded that our projected operating expenses were reasonable;
•Any existing and potential sources of indirect income to OFS Advisor from their relationship with the Company and the profitability of that relationship, and concluded that OFS Advisor’s profitability was not excessive with respect to us;
•The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;
•The organizational capability and financial condition of OFS Advisor and its affiliates, and concluded that the organizational capability and financial condition of OFS Advisor were reasonable; and
•The possibility of obtaining similar services from other third-party service providers or through an internally managed structure, and concluded that our current externally managed structure with OFS Advisor as our investment advisor was satisfactory.
Based on the information reviewed and the discussions detailed above, the Board, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the fees payable to OFS Advisor pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Additional Information
Management
Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our Board has appointed OFS Advisor as our investment adviser. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (847) 734-2000, or on the Securities and Exchange Commission website at http://www.sec.gov.
The investment committees of OFS Advisor (the "Advisor Investment Committees"), which includes the Structured Credit Investment Committee of OFS Advisor (the "Structured Credit Investment Committee"), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients that invest in CLO securities.
The purpose of the Structured Credit Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our Board. The Structured Credit Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey A. Cerny, Bilal Rashid, Glen Ostrander and Kenneth A. Brown, is responsible for the evaluation and approval of all the investments made by us. The members of the senior investment team of OFS Advisor (the "Senior Investment Team") are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio. The Senior Investment Team is supported by a team of analysts and investment professionals.
Information regarding the Structured Credit Investment Committee is as follows:

Name (1)	Age	Position
Richard Ressler	63	Chairman of Structured Credit Investment Committee
Bilal Rashid (2)	50	President and Senior Managing Director of OFS Advisor
Jeffrey A. Cerny (2)	58	Senior Managing Director of OFS Advisor
Glen Ostrander (2)	47	Managing Director of OFS Advisor
Kenneth A. Brown (2)	48	Managing Director of OFS Advisor
(1) The address for each member of the Structured Credit Investment Committee is c/o OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
(2) Member of the Senior Investment Team.

The Board of Directors
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually.
The Board currently consists of five members, Messrs. Rashid and Cerny, Catherine M. Fitta, Kathleen M. Griggs and Romita Shetty. On January 8, 2021, the Board appointed Catherine M. Fitta as a director to fill the vacancy created by the untimely death of Robert J. Cresci on December 22, 2020. Additionally, Catherine M. Fitta was appointed to the Company's audit committee and compensation committee and as chair of the nominating and corporate governance committee.
The term of one class expires each year. The term of Mr. Rashid expires at the 2022 annual meeting, the terms of Ms. Shetty and Ms. Fitta expire at the 2023 annual meeting and the terms of Ms. Griggs and Mr. Cerny expire at the 2024 annual meeting. Mses. Shetty and Griggs also serve as preferred stock directors. Subsequently, each class of directors will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the directors for up to a two-year period.
The directors and our officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Directors” consist of those directors who are not “interested persons,” as that term is defined under the 1940 Act, of the Company. Conversely, “Interested Director(s)” consist of those directors who are “interested persons” of the Company. Certain of our officers and directors also are officers or managers of OFS Advisor.

Information regarding our Board is as follows:

Name, Address (1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Independent Directors
Kathleen M. Griggs (3) Age: 66	Director	2018 - Current	Ms. Griggs has been a managing director of Griggs Consulting, LLC, a consulting and advisory firm, since 2014. Prior to that, Ms. Griggs served as the Chief Financial Officer of j2 Global, Inc. from 2007 to 2014. Ms. Griggs also previously served as a Director, Audit Committee Chair and Governance Committee member for Chad Therapeutics, Inc. from 2001 to 2009. Ms. Griggs received a Bachelor of Science degree in Business Administration from the University of Redlands and a Master of Business Administration degree from the University of Southern California in Los Angeles. Ms. Griggs's term as a Class III director will expire in 2024.

			Ms. Griggs, the chair of our audit committee, brings to our Board years of accounting expertise. Her knowledge of accounting principles, financial reporting rules and regulations, the evaluation of financial results and the oversight of the financial reporting process makes her an asset to our Board.	1	None

Name, Address (1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Independent Directors
Catherine M. Fitta Age: 50	Director	January 8, 2021 - Current	Ms. Fitta currently serves as Principal of Burren Green, the management and technology consulting practice she established in 2015. From 2008 to 2012, Ms. Fitta served as EMEA Head, Business Planning & Technology for Barclays Global Banking Division, and from 2012 to 2015, was Global Head, Business Planning & Technology. Ms. Fitta also worked at Lehman Brothers from 2007 to 2008 as Deputy Global Head, Business Planning & Technology where she managed business and technical staff across various geographies and architected the division’s first IT Governance Council. During her tenure as Chief Integration Officer, Criminal Justice for the New York City’s Mayor’s Office from 2003 to 2007, she led strategic planning and execution for technology integration across 17 criminal justice agencies in New York City and New York State. From 2002 to 2003, Ms. Fitta also worked as a functional manager on engagements within the Public Sector & Health Care Practices at Deloitte Consulting. Since 2007, through a number of operational and consulting roles in investment banking, Ms. Fitta has gained extensive consulting, CIO and COO experience across geographies and sectors and has spear-headed an array of strategic initiatives that fueled large-scale business transformations and addressed myriad compliance, risk and regulatory matters. Ms. Fitta earned her MBA from Columbia Business School and her BA in the Classics cum laude from Harvard University. Ms. Fitta’s term as a Class II director will expire in 2023.

			Ms. Fitta’s vast management experience and expertise across various sectors and industries, including financial services, qualifies her for service on our Board. Ms. Fitta is a strategist and results-oriented problem-solver whose understanding of operations, technology and risk management enhances the diverse skillset and composition of our Board.	1	None

Name, Address (1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Independent Directors
Romita Shetty (3) Age: 55	Director	2018 - Current	Ms. Shetty currently serves as a principal of DA Companies, parent of DA Capital LLC, a global investment manager specializing in credit and special situations, since 2010. Ms. Shetty has 30 years of experience in fixed income and credit. At DA Capital she has focused on special situations, structured credit and private investments. She has also served in a management capacity as President of DA Capital Asia Pte Ltd. In 2007-2008 she ran the Global Special Opportunities group at Lehman Brothers which invested proprietary capital. Prior to that she co-ran North American structured equity and credit markets and the Global Alternative Investment product businesses at RBS from 2004 to 2006. Previously she worked at JP Morgan from 1997 to 2004 where she ran their Global Structured Credit Derivatives as well as Financial Institutions Solutions and CDO businesses. She started her career at Standard & Poor’s in 1990 where she worked on a wide variety of credit ratings including municipal bonds, financial institutions and asset-backed securities and managed a large part of their ABS ratings business. Ms. Shetty holds a BA (Honors) in History from St Stephens College, India and a Master of International Affairs from Columbia University. Ms. Shetty's term as a Class II director will expire in 2023.

			Ms. Shetty, the chair of our compensation committee, has vast experience in fixed income and credit management and expertise in the Company’s intended investments qualifies her for service on our Board. Ms. Shetty’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our Board.	2	OFS Capital Corporation, a BDC managed by OFS Advisor

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Interested Directors
Bilal Rashid Age: 50	Director, Chairman, President and Chief Executive Officer	Director (Since 2017); Chairman (Since 2018); and President and Chief Executive Officer (Since 2017)
Mr. Rashid has served as our Chairman of the Board since 2018 and President and Chief Executive Officer since 2017. He is also Chairman of the Board, President and Chief Executive Officer of Hancock Park, Chairman of the Board and Chief Executive Officer of OFS Capital Corporation, Director of CIM Real Assets and Credit Fund (“CIM RACR”), President and a Senior Managing Director of Orchard First Source, Inc. (“OFSC”) and OFS Advisor, Chief Executive Officer of OFSAM, and a member of OFSAM’s investment and executive committees. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 25 years of experience in investing as it relates to corporate credit and structured credit, debt capital markets and investment banking. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Mr. Rashid’s term as a Class I Director will expire in 2022.

Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that the Company faces and which are critical to implementing our strategic goals and evaluating our operational performance.
				4	OFS Capital Corporation, a BDC managed by OFS Advisor, Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor and CIM Real Assets & Credit Fund, a registered investment company sub-advised by OFS Advisor

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Interested Directors
Jeffrey A. Cerny Age: 58	Director, Chief Financial Officer and Treasurer	Director (Since 2017); Chief Financial Officer and Treasurer (Since 2017)
Mr. Cerny has served as a member of our Board, and our Chief Financial Officer and Treasurer since 2017, as the Chief Financial Officer and Treasurer of Hancock Park Corporate Income, Inc. since 2016 and as the Chief Financial Officer and Treasurer of OFS Capital Corporation since 2014 and as a director of OFS Capital Corporation since 2015. Mr. Cerny also serves as a Senior Managing Director of Orchard First Source Capital, Inc., as a Vice President of OFSAM, and as a member of various OFSAM, and OFSAM affiliates, investment committees. Mr. Cerny oversees the finance and accounting functions of the aforementioned entities as well as underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSAM in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law. Mr. Cerny's term as a Class III director will expire in 2024.

Mr. Cerny brings to our Board extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our Board. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.

				2	OFS Capital Corporation, a BDC managed by OFS Advisor
(1) The address of each director is 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
(2) The “Fund Complex” includes the Company, OFS Capital Corporation and Hancock Park Corporate Income, Inc, each of which are advised by OFS Advisor, and CIM Real Assets & Credit Fund, which is sub-advised by OFS Advisor.
(3) Designated as a preferred stock director.

Compensation of Directors
The following table sets forth the compensation paid to our directors for the year ended October 31, 2021:

Name of Director	Fees Earned (2)	All Other Compensation	Total Compensation from OFS Credit	Total Compensation from Fund Complex
Independent Directors
Robert J. Cresci (3)	$10,000	$—	$10,000	$28,750
Catherine M. Fitta (3)	50,000	—	50,000	50,000
Kathleen M. Griggs	60,000	—	60,000	60,000
Romita Shetty	60,000	—	60,000	143,333
Interested Directors
Bilal Rashid (1)	—	—	—	—
Jeffrey A. Cerny (1)	—	—	—	—
(1) No compensation is paid to directors who are “interested persons.”
(2) Each independent director receives an annual fee of $50,000. In addition, the chairman of each committee receives an annual fee of $10,000 for additional services in this capacity. The annual fee that each independent director receives will increase to $75,000 when the Company's net asset value reaches $125.0 million. We also reimburse our independent directors for reasonable out-of-pocket expenses incurred in attending our Board and committee meetings, which is not considered fees earned or compensation. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.
(3) On January 8, 2021, the Board appointed Catherine M. Fitta as a director to fill the vacancy created by the untimely death of Robert J. Cresci on December 22, 2020.

Director Ownership of Company Shares
The table below sets forth the dollar range of the value of shares of our common stock that are owned beneficially by each director as of October 31, 2021. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Independent Directors
Catherine M. Fitta	None
Kathleen M. Griggs	None
Romita Shetty	None
Interested Directors
Bilal Rashid	Over $100,000 (2)
Jeffrey A. Cerny	Over $100,000 (2)
(1) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.
(2) Messrs. Rashid and Cerny beneficially own securities of the Company through their indirect ownership of an affiliate of OFS Advisor. Messrs. Rashid and Cerny each own shares of the Company's common stock directly and each may be deemed to beneficially own the shares of the Company's common stock that OFSAM owns.
Officers Who Are Not Directors
Information regarding the Company’s officers who are not directors is as follows:

Name	Age	Position
Jeffery S. Owen	57	Chief Accounting Officer
Mukya S. Porter	47	Chief Compliance Officer
Tod K. Reichert	60	Corporate Secretary
The following is information concerning the business experience of our officers.
Jeffery S. Owen has served as our Chief Accounting Officer since 2017 and has served as the Chief Accounting Officer of Hancock Park Corporate Income, Inc. and OFS Capital Corporation since 2016. Mr. Owen also serves as the Controller of OFS

Advisor. Mr. Owen has over 30 years of experience in public and private accounting. Prior to joining OFS Advisor in November of 2015, Mr. Owen served as Senior Vice President of Corporate Accounting for Northern Trust Corporation. Before joining Northern Trust Corporation in 2010, he held various positions at Aon Corporation, Web Street, Inc., CNA Financial Corporation, and Ernst & Young LLP, an international public accounting firm. Mr. Owen holds a Bachelor of Accountancy from the University of Oklahoma and a Masters of Business Administration from The University of Chicago Graduate School of Business. Mr. Owen is also a Certified Public Accountant and a CFA charterholder.
Mukya S. Porter has served as our Chief Compliance Officer since 2017 and serves as the Chief Compliance Officer of Hancock Park Corporate Income, Inc., OFS Capital Corporation, CIM RACR, OFSC and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Ms. Porter has over 10 years of experience advising investment advisers, investment banks and other financial institutions. Prior to joining OFSC, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, from 2012 to 2016, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company, also known as PIMCO, from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.
Tod K. Reichert has served as our Corporate Secretary since 2017, as the Corporate Secretary of Hancock Park Corporate Income, Inc. and OFS Capital Corporation since 2017, and as Managing Director, Chief Administrative Officer and General Counsel of OFS Advisor, in which capacity he oversees the legal and operational functions of the firm. Mr. Reichert has over 20 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFS Advisor, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (Nasdaq: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the Board and senior management team, while serving as a member of the MCG credit committee and the Small Business Investment Company investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina.
Conflicts of Interest
Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably over time with other entities managed by OFS Advisor and its affiliates.
To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (i) its internal allocation policy, (ii) the requirements of the Advisers Act, and (iii) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•the status of tax restrictions and tests and other regulatory restrictions and tests;
•risk and return portfolio of the investment vehicles;
•suitability/priority of a particular investment for the investment vehicles;

•if applicable, the targeted position size of the investment for the investment vehicles;
•level of available cash for investment with respect to the investment vehicles;
•total amount of funds committed to the investment vehicles; and
•the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on exemptive relief from the SEC that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor and certain of its affiliates ("Affiliated Funds") provided we comply with certain conditions (the “Order”), priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made.
Co-Investment With Affiliates. In certain instances, we may co-invest on a concurrent basis with other accounts managed by the Advisor or certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. On August 4, 2020, we received the Order from the SEC to permit us to co-invest in portfolio companies with Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements, subject to compliance with certain conditions. The Order superseded a previous order that OFS Advisor and certain of the Affiliated Funds received on October 12, 2016, and provides us with greater flexibility to enter into co-investment transactions with Affiliated Funds. Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors makes certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless under the Order, we only expect to co-invest on a concurrent basis with certain funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.
Conflicts Related to Purchases and Sales. Conflicts may arise when we make an investment in conjunction with an investment being made by another account managed by OFS Advisor or an affiliate of OFS Advisor (each, an “Affiliated Account”), or in a transaction where an Affiliated Account has already made an investment. Investment opportunities are, from time to time, appropriate for more than one account in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these accounts may invest in different types of securities in a single portfolio company. Questions arise as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.
We may invest in debt and other securities of companies in which an Affiliated Account hold those same securities or different securities, including equity securities. In the event that such investments are made by us, our interests will at times conflict with the interests of such Affiliated Accounts, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raise conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of Affiliated Accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among us or Affiliated Accounts. In certain circumstances, we or an Affiliated Account may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.

In the event that we or an Affiliated Account has a controlling or significantly influential position in a portfolio company, that account may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations of such portfolio company, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling account is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such company. Such management and operational decisions may, at times, be in direct conflict with other accounts that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.
If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the accounts may or may not provide such additional capital, and if provided each account will supply such additional capital in such amounts, if any, as determined by OFS Advisor. In addition, a conflict arises in allocating an investment opportunity if the potential investment target could be acquired by us, an Affiliated Account, or a portfolio company of an Affiliated Account. Investments by more than one account of OFS Advisor or its affiliates in a portfolio company also raise the risk of using assets of an account of OFS Advisor or its affiliates to support positions taken by other accounts of OFS Advisor or its affiliates, or that an account may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different account mandates or fund differences, or different securities being held. These variations in timing may be detrimental to us.
The application of our or an Affiliated Account's governing documents and the policies and procedures of OFS Advisor are expected to vary based on the particular facts and circumstances surrounding each investment by two or more accounts, in particular when those accounts are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.
Portfolio Information
The Company prepares Form N-PORT filings, which contains a complete schedule of the Company’s portfolio holdings, on a monthly basis, and makes its Form N-PORT filings with the SEC on a quarterly basis within 60 days after the end of each quarter. The Company's Form N-PORT filings for the third month of each quarter are available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting the Company by mail at 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606 by telephone at (847) 734-2000 or on its website at http://www.ofscreditcompany.com.

Proxy Voting Records
Information regarding the policies and procedures that OFS Advisor uses to determine how to vote proxies relating to the Company’s portfolio securities is available: (1) without charge, upon request, by calling collect (847) 734-2000; and (2) on the SEC’s website at http://www.sec.gov. Information about how OFS Advisor voted proxies with respect to the Company's portfolio securities during the most recent 12-month period ended June 30, 2021 can be obtained by making a written request for proxy voting information to: OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
Submission of Matters to a Vote of Stockholders
On August 17, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting, in person or by proxy, stockholders holding an aggregate of: (i) 5,868,189 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and preferred stock, par value $0.001 per share (“Preferred Stock”), out of a total number of 8,306,676 shares of the Company’s issued and outstanding Common Stock and Preferred Stock entitled to vote at the Annual Meeting; and (ii) 1,436,327 shares of the Company's Preferred Stock, out of a total number of 2,012,660 shares of the Company's issued and outstanding Preferred Stock entitled to vote at the Annual Meeting. The following matters were submitted at the Annual Meeting to the Company’s stockholders for consideration:
1.The election of two members of our Board to serve as Class III directors for a term of three years, or until their respective successors are duly elected and qualified (as outlined below); one director, Mr. Jeffrey A. Cerny, to be elected by the holders of the Company’s outstanding Common Stock and outstanding Preferred Stock, voting together as a single class; and one director, Ms. Kathleen M. Griggs, to be elected by the holders of the Company’s outstanding Preferred Stock, voting as a single class; and

2. The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021.

Jeffrey A. Cerny and Kathleen M. Griggs were elected to serve as Class III directors until the 2024 annual meeting of stockholders, or until their respective successors are duly elected and qualified, and the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending October 31, 2021 was ratified.

The detailed final voting results of the shares voted with regard to each of these matters are as follows:

1.Election of the Class III directors:

	For	Withheld
Jeffrey A. Cerny (Common and Preferred Stock)	5,501,043	367,146
Kathleen M. Griggs (Preferred Stock only)	1,105,382	330,945
Continuing directors whose terms did not expire at the Annual Meeting were as follows: Romita Shetty and Catherine M. Fitta are currently serving as Class II directors, whose terms expire in 2023 and Bilal Rashid is currently serving as a Class I director, whose term expires in 2022.

1.Ratification of the selection by the Audit Committee of the Board of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021:

For	Against	Abstain
5,812,746	50,367	5,076
Privacy Principles
Your privacy is very important to us. This Privacy Notice sets forth OFS Credit Company, Inc.’s (“our,” “we,” or “the Company”) policies with respect to non-public personal information provided to us. These policies apply to stockholders in the Company and may be changed at any time, provided a notice of such change is given to you. This notice replaces all previous statements of our privacy policy.
Information We Collect
You may provide us with non-public personal information, such as your name, address, e-mail address, social security and/or tax identification number, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with us and our representatives; and (iii) through transactions in the Company.

Where do we obtain your personal data?
We may collect, and may have collected, information about you from a number of sources, including from you directly:

	WHAT	HOW
1	Information that you give us	● when you provide, or provided, it to us in correspondence and conversations ● when you have made / make transactions
2	Information we obtain from others
● publicly available and accessible directories and sources
● tax authorities, including those that are based outside the jurisdiction where you are located if you are subject to tax in another jurisdiction
● governmental and competent regulatory authorities to whom we have regulatory obligations
● credit agencies
● fraud prevention and detection agencies and organizations

Why do we process your personal data?
We may process your personal data for the following reasons:

	WHY	HOW
1	Obligations	It is necessary to perform our obligations to: ● administer, manage and set up your investment ● facilitate the transfer of funds, and administering and facilitating any other transactions

2	Compliance with law
It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:
● verify the identity and addresses of our investors (and, if applicable their beneficial owners)
● comply with requests from regulatory, governmental, tax and law enforcement authorities
● conduct surveillance and investigation
● carry out audit checks
● maintain statutory registers
● prevent and detect fraud
● comply with the U.S Office of Foreign Assets Control list and other governmental sanctions lists

3	Our legitimate interests
For our legitimate interests or those of a third party to:
● address or investigate any complaints, claims, proceedings or disputes
● provide you with, and inform you about, our investment products and services
● monitor and improve our relationships with investors
● send direct marketing communications to you
● comply with applicable regulatory obligations
● manage our risk and operations
● comply with our accounting and tax reporting requirements
● comply with our audit requirements
● assist with internal compliance with our policies and process
● ensure appropriate group management and governance
● keep our internal records
● prepare reports on incidents / accidents
● protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)
● analyze and manage commercial risks
● seek professional advice, including legal advice
● enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or our rights or obligations to evaluate proposed transactions
● facilitate business asset transactions involving the Company or related investment vehicles
● monitor communications to/from us using our systems
● protect the security and integrity of our IT systems

We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

How We Share Information We Collect
We may share any of the non-public personal information collected from our stockholders, or prospective or former stockholders with our affiliates, such as our investment adviser, and to certain service providers such as our accountants, attorneys, auditors, transfer agents and brokers, in each case for our everyday business purposes, such as to facilitate the acceptance and management of your investment or account and our relationship with you, or as otherwise permitted by applicable law. We may also disclose the information we collect:
I.As Authorized - if you request or authorize disclosure of the information, in each case in accordance with the agreements governing your investment;
II.As required by law - for example, to cooperate with any government regulators, self-regulatory organization or law enforcement authorities;
III.As otherwise permitted by law - for example, (i) to service providers who maintain, process or service the Company; (ii) in connection with the making, management or disposition of any fund investment; (iii) as otherwise necessary to effect, administer or enforce investment or fund transactions; or (iv) in connection with a sale or other transfer of the Company. We may also share information with attorneys, accountants, other service providers and with persons otherwise acting in a representative or fiduciary capacity on behalf of investors or the fund;
IV.To service providers - we may share information with service providers that perform marketing services on our behalf.
We do not, and will not, sell personal data to third parties.
Consent and your right to withdraw it
We do not generally rely on obtaining your consent to process your personal data. If we do, you have the right to withdraw this consent at any time. Please contact us at 1-833-687-3622 or send us an email at privacy@ofsmanagement.com at any time if you wish to do so.
Personal data from minors
We do not offer financial services and products to minors and do not intend to collect personal information from children under the age of 16. We follow all local legal requirements with respect to the collection and processing of a minor’s personal information.
Retention and deletion of your information
As a general principle, we do not retain your personal data for longer than we need it. We keep your personal data only for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us. For example, we will generally retain personal information about you throughout the life cycle of any investment you are involved in.
Your GDPR rights
Individuals located in the EU may have certain data protection rights, including:
•the right to access your personal data
•the right to restrict the use of your personal data
•the right to have incomplete or inaccurate data corrected
•the right to ask us to stop processing your personal data
•the right to require us to delete your personal data in some limited circumstances
•the right to request information, with respect to our practices within the 12 months prior to your request, regarding the specific personal data we have collected from you, the sources from which we obtained it, the purposes for which we collected, used and shared the personal data, and the categories of third parties with whom we have shared it.

You also have a right to object to processing of your personal data where that processing is carried out for our legitimate interest or for direct marketing.
You also have the right in some circumstances to request for us to “port” your personal data in a portable, re-usable format to other organizations (where this is possible).
You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority.
You may exercise your right to make these requests/objections by contacting us at 1-833-687-3622 or sending us an email at privacy@ofsmanagement.com at any time if you wish to do so.

Your rights under the California Consumer Privacy Act (“CCPA”)
Residents of California may have certain data protection rights under CCPA relating to certain personal information, including:
•the right to disclosure of personal data collected and processed
•the right to “opt-out” of personal data to be sold
•the right to require us to delete your personal data in some limited circumstances
Nonpublic information of individual consumer investors is subject to the Gramm-Leach-Bliley Act and the disclosures in the main section of this notice.

Your Right to Request Disclosure of Information We Collect and Share about You
If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:
1.The categories of your personal information that we’ve collected.
2.The specific pieces of your personal information that we’ve collected.
3.The categories of sources from which we collected personal information.
4.The business or commercial purposes for which we collected personal information.
5.The categories of third parties with which we shared personal information.

You can submit a request to us for the following additional information regarding the categories of personal information that we’ve shared with service providers who provide services for us, like processing your bill.
To exercise your CCPA rights with request to this information, contact us at 1-833-687-3622 or send us an email at
privacy@ofsmanagement.com at any time.
Your Right to Request the Deletion of Personal Information
Upon your request, we will delete the personal information we have collected about you, except for situations when that information is necessary for us to: provide you with a product or service that you requested; perform a contract we entered into with you; maintain the functionality or security of our systems; comply with or exercise rights provided by the law; or use the information internally in ways that are compatible with the context in which you provided the information to us, or that are reasonably aligned with your expectations based on your relationship with us.
To exercise your right to request the deletion of your personal information, please contact us at 1-833-687-3622 or sending us an email at privacy@ofsmanagement.com at any time if you wish to do so.
Your Right to Ask Us Not to Sell Your Personal Information
We do not, and will not, sell your personal information.
Our Support for the Exercise of Your Data Rights
We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Policy, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.
How We Will Handle a Request to Exercise Your Rights
For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.
When you make a request to access or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.
You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

You may exercise your right to make these requests/objections by contacting us at 1-833-687-3622 or sending us an email at privacy@ofsmanagement.com at any time if you wish to do so. These requests for disclosure are generally free.
We may not, and will not, discriminate against any California Consumer who exercises his/her rights as set forth in this policy.
Concerns or queries
We take your concerns very seriously. We encourage you to bring to our attention any concerns you may have about our processing your personal data.
This Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.
Safeguards and Compliance
Except as permitted by law, we require all non-affiliated third-party service providers to whom we disclose non-public personal information about our customers to enter into confidentiality agreements with us.
We implement and maintain reasonable security appropriate to the nature of the personal information that we collect, use, retain, transfer or otherwise process, and will take reasonable steps to protect your personal data against loss or theft, as well as from unauthorized access, disclosure, copying, use or modification, regardless of the format in which it is held. While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure.  Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented.  Accordingly, while our reasonable security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (a) there are security and privacy limitations of the Internet which are beyond our control; (b) the security, integrity, and privacy of any and all information and data exchanged between you and us through the website cannot be guaranteed; and (c) any such information and data may be viewed or tampered with in transit by a third party.
If you have any questions regarding this policy or the treatment of your non-public personal information, please contact us at 1-833-687-3622 or send us an email at privacy@ofsmanagement.com.
[End of Annual Report]

Transfer Agent, Registrar, Dividend
Disbursement and Stockholder Servicing Agent
American Stock Transfer and Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449

www.ofscreditcompany.com

OFS CREDIT

Item 2. Code of Ethics.
OFS Credit Company, Inc. (the "Company") has adopted a code of ethics, as amended, that applies to its supervised persons, including its principal executive officer, principal financial officer, principal accounting officer and is filed herewith. The Company's code of ethics was amended on December 7, 2021, to include the following changes: (i) access persons are no longer required to seek pre-approval on sales of private placements; (ii) access persons must seek pre-approval to engage in initial coin offerings; and (iii) blockchain ETFs are included within the definition of “Security” as utilized within the personal investments policy. The Company did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the year covered by this report. The Company's code of ethics can also be accessed via our website at www.ofscreditcompany.com.

Item 3. Audit Committee Financial Expert.
The Company’s Board of Directors (the "Board") has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Board has determined that Kathleen M. Griggs satisfies the requirements of an audit committee financial expert. Ms. Griggs is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the Registrant's independent registered public accounting firm, for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended October 31, 2021 and October 31, 2020 were $414,874 and $196,655, respectively. The audit fees for fiscal year end 2021 and 2020 include fees in connection with securities offerings of $210,201 and $35,155, respectively.

(b) Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 for the fiscal years ended October 31, 2021 and October 31, 2020 were $0 and $0, respectively.

(c) Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended October 31, 2021 and October 31, 2020 were $26,000 and $36,000, respectively. These fees were incurred in connection with the preparation of the Registrant’s RIC tax compliance and related tax advice.

(d) All Other Fees. There were no additional fees billed for assurance and related services by KPMG in the fiscal years ended October 31, 2021 and October 31, 2020.

(e)(1) The Company's audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage the independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, in urgent cases, the Audit Committee chair may pre-approve audit and non-audit services (other than prohibited non-audit services), provided that the Audit Committee chair reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.

(e)(2) 100% of KPMG's services provided during the fiscal years ended October 31, 2021 and October 31, 2020 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate fees billed for non-audit services rendered to the Company were $26,000 and $36,000 for the fiscal years ended October 31, 2021 and October 31, 2020, respectively. The aggregate fees billed for audit services rendered to OFS Advisor were $98,000 and $143,161 for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.

(h) The Company’s Audit Committee has considered whether the provision of non-audit services that were rendered to OFS Advisor and/or to any entity controlling, controlled by or under common control with OFS Advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrant.
The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Kathleen M. Griggs, Catherine M. Fitta and Romita Shetty. Ms. Griggs serves as the Chair of the Audit Committee.

Item 6. Investments.
A schedule of investments is included in the Registrant's Report to Stockholders under Item 1 herein.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
We have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines will be reviewed periodically by the Advisor and our Independent Directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to the Advisor.

Introduction
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
Based on the nature of the Company's investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the Company. It is our general policy to exercise our voting or consult authority in a manner that serves the interests of the Company's stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships we maintain with persons having an interest in the outcome of certain votes. If at any time we become aware of a material conflict of interest relating to a particular proxy proposal, our CCO will review the proposal and determine how to vote the proxy in a manner consistent with interests of the Company's stockholders.
Proxy Voting Records
Information regarding how we voted proxies relating to the Company's portfolio securities is available: (1) without charge, upon request, by calling collect (847) 734-2000; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
The management of the Company's investment portfolio is the responsibility of OFS Advisor and its investment committees (the “Advisor Investment Committees”). The Advisor Investment Committees, including the Structured Credit Investment Committee of OFS Advisor (the "Structured Credit Investment Committee"), are responsible for the overall asset allocation decisions and the evaluation and approval of investments by the Company.
The purpose of the Structured Credit Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our Board. The Structured Credit Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Bilal Rashid, Glen Ostrander and Kenneth A. Brown, is responsible for the evaluation and approval of all the investments we make. The members of the senior investment team of OFS Advisor (the "Senior Investment Team") are our portfolio managers and are primarily responsible for the day-to-day management of the portfolio. The Senior Investment Team is supported by a team of analysts and investment professionals.
The process employed by the Advisor Investment Committees, including the Structured Credit Investment Committee, is intended to bring the diverse experience and perspectives of the committees' members to the investment process. The Structured

Credit Investment Committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The Structured Credit Investment Committee also determines appropriate investment sizing and implements ongoing monitoring requirements of our investments.
In addition to reviewing investments, the meetings of the Structured Credit Investment Committee serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of OFS Advisor's investment team are encouraged to share information and views on credits with members of the Structured Credit Investment Committee early in their analysis. We believe this process improves the quality of the analysis and assists the investment professionals in working efficiently.
None of the members of the Senior Investment Team or the Structured Credit Investment Committee is employed by us or receives any direct compensation from us although some allocated compensation could be borne under the Administration Agreement by certain of those individuals in their capacity under such Administration Agreement. Certain Senior Investment Team members have ownership and financial interests in, and may receive compensation and/or profit distributions from, OFSAM, an affiliate of OFS Advisor, and/or its subsidiaries. These individuals receive compensation from OFS Advisor that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by OFS Advisor, a portion of which may relate to the incentive fee or carried interest earned by OFS Advisor in connection with its services to us.
Information regarding the Structured Credit Investment Committee as of December 14, 2021 is as follows:

Name (1)	Age	Position	Length of Service
Richard Ressler	63	Chairman of Structured Credit Investment Committee	18
Bilal Rashid(2)	50	President and Senior Managing Director of OFS Advisor	12
Jeffrey A. Cerny(2)	58	Senior Managing Director of OFS Advisor	22
Glen Ostrander(2)	47	Managing Director of OFS Advisor	12
Kenneth A. Brown(2)	48	Managing Director of OFS Advisor	14
(1) The address for each member of the Senior Investment Team is c/o OFS Capital Management, LLC, 10 S. Wacker Drive,
Suite 2500, Chicago, IL 60606.
(2) Member of the Senior Investment Team

Members of the Structured Credit Investment Committee Who Are Not Our Directors or Officers
Richard S. Ressler is the founder and President of Orchard Capital Corp. ("Orchard Capital"), a firm through which Mr. Ressler oversees companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, LLC (together with its controlled affiliates, "CIM"), a vertically-integrated owner, operator and developer of real assets, as well as a lender of debt secured by real assets, OFSAM, a full-service provider of capital and leveraged finance solutions to U.S. corporations, and OCV Management, LLC ("OCV"), an investor, owner and operator of technology companies. Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest, including as chairman of j2 Global, Inc. (NASDAQ "JCOM"), director of Presbia PLC (NASDAQ "LENS"), and chairman of CIM Commercial Trust Corporation (NASDAQ "CMCT"). Mr. Ressler served as Chairman and CEO of JCOM from 1997 to 2000 and, through an agreement with Orchard Capital, currently serves as its non-executive Chairman. Mr. Ressler has served as a director of LENS since January 2015 and as chairman of CMCT since March 2014. Since February 2018, Mr. Ressler has also served as chief executive officer, president and a director of CIM Real Estate Finance Trust, Inc., CIM Income NAV, Inc. and Cole Office & Industrial REIT (CCIT III), Inc., three publicly held non-listed REITs managed by affiliates of CIM, and as chairman of the board for each of these entities since August 2018. Mr. Ressler has also served as a director of Cole Credit Property Trust V, Inc. and Cole Office & Industrial REIT (CCIT II), Inc., two other public non-traded REITs managed by affiliates of CIM, since January 2019. Mr. Ressler co-founded CIM in 1994 and, through an agreement with Orchard Capital, chairs its executive, investment, credit, allocation and asset management committees. CIM Capital, LLC, its relying advisers, and CIM Capital IC Management LLC, affiliates of CIM, are registered with the SEC as investment advisers. Mr. Ressler co-founded the predecessor of OFSAM in 2001 and, through an agreement with Orchard Capital, chairs its executive committee. OFS Capital Management, LLC and OFS CLO Management, LLC, affiliates of OFSAM, are registered with the SEC as investment advisers. Mr. Ressler co-founded OCV in 2016 and, through an agreement with Orchard Capital, chairs its executive committee. OCV relies on an exemption from registration with the SEC.
Glen Ostrander is a Managing Director of OFS Advisor and focuses on structured products investment activities of the firm, capital markets related activities, fundraising, and strategic initiatives. Mr. Ostrander has more than 20 years of experience in investing, banking and debt capital markets relating to securitization, corporate credit, and structured credit. Mr. Ostrander has been involved in the CLO market since the late 1990s, with experience in the creation and full life cycle of various types of

CLOs through multiple credit cycles.  Prior to joining OFS Advisor in 2009, Mr. Ostrander worked within the Global Markets & Investment Banking division at Merrill Lynch. Prior to joining Merrill Lynch, he was a Vice President at Wachovia Capital Markets from 1998 to 2006, and worked at International Business Machines and Koch Industries. Throughout his experience at Wachovia Capital Markets, Merrill Lynch, and OFS Advisor, Mr. Ostrander has been in involved in the structuring of CLO transactions, investing throughout the CLO capital structure, and the creation and vetting of CLO managers. Mr. Ostrander holds a Bachelor of Science in Accounting from Belmont Abbey College.
Kenneth A. Brown is a Managing Director of OFS Advisor and is responsible for leading the underwriting, credit monitoring and trading functions for the Broadly Syndicated Loan Group at OFS, as well as managing relationships with agent/investment banks.  Mr. Brown’s experience spans more than 26 years working in leveraged finance and public accounting. Mr. Brown has been involved in the leveraged finance/CLO market since the late 1990s, with experience underwriting, managing, and sourcing leveraged loans as well as managing CLO’s through multiple cycles.  Prior to joining OFS Advisor in 2007, Mr. Brown was a Vice President at GE Antares Capital, wherein Mr. Brown focused on direct underwriting/portfolio management activities, including workout situations, focused on private equity-backed transactions.  Prior to GE Antares Capital, Mr. Brown was at First Source Financial, focused on underwriting direct and participation interests, as well as managing portfolios of leveraged loans.  Mr. Brown started his career with Arthur Andersen LLP, a national public accounting firm, as an auditor.  Mr. Brown holds a Bachelor of Science in Accountancy from the University of Illinois at Urbana-Champaign and a Master of Business Administration from the University of Chicago’s Booth School of Business, with concentrations in Finance and Strategic Management.  Mr. Brown has also earned his CPA certification.
The table below shows the dollar range of shares of our common stock beneficially owned by the members of the Senior Investment Team.

Name of Senior Investment Team Member	Dollar Range of Equity Securities Beneficially Owned as of October 31, 2021 (1)(2)
Bilal Rashid	Over $1,000,000(3)
Jeffrey A. Cerny	Over $1,000,000(3)
Glen Ostrander	$100,001 – $500,000
Kenneth A. Brown	$50,001 - $100,000
(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act of 1934.
(2) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.
(3) Mr. Rashid and Mr. Cerny beneficially own securities of the Company directly, and through their indirect ownership of an affiliate of OFS Advisor, and through their indirect ownership of OFSAM.

Messrs. Rashid, Cerny, and Brown also perform a similar role for other pooled investment vehicles managed by OFS Advisor and its affiliates, with a total amount of approximately $2.8 billion of committed assets under management as of September 30, 2021 from which OFS Advisor and OFSAM may receive incentive fees. As a result, Messrs. Rashid, Cerny and Brown may be subject to certain conflicts of interests with respect to their management of the our portfolio on the one hand, and their respective obligations to manage other pooled investment vehicles managed by OFS Advisor and its affiliates on the other hand. See “Item 1. Report to Stockholders—Conflicts of Interest” for more information.
The following table sets forth other accounts within each category listed for which members of the Senior Investment Team are jointly and primarily responsible for day-to-day portfolio management as of September 30, 2021. Each of the accounts is subject to a performance fee.

	Registered Investment Companies(1)		Other Pooled Investment Vehicle
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Bilal Rashid	3	$740.2	12	$1,955.8
Jeffrey A. Cerny	3	740.2	12	1,955.8
Glen Ostrander	3	740.2	12	1,955.8
Kenneth A. Brown	1	156.0	12	1,955.8
(1) Includes, for purposes of this table, closed-end funds that have elected to be regulated as business development companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There have been no purchases by or on behalf of the Company of shares or other units of any class of the Company’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Company's Board.

Item 11. Controls and Procedures.

(a)   Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the 1940 Act, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer and Chief Financial Officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Company did not engage in securities lending activity during the year ended October 31, 2021.

Item 13. Exhibits.

(a)(1)	Joint Code of Ethics of the Registrant and OFS Capital Management, LLC filed herewith.
(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFS CREDIT COMPANY, INC.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: December 14, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: December 14, 2021

By:	/s/ Jeffrey A. Cerny
Jeffrey A. Cerny
Chief Financial Officer
Date: December 14, 2021